SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  FORM 485APOS
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

                  Pre-Effective Amendment No. __                             |_|

                  Post-Effective Amendment No. 27                            |X|
                                               --
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                  Amendment No. 29                                           |X|
                                --
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                         SELIGMAN MUNICIPAL SERIES TRUST
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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         It is  proposed  that this  filing  will  become  effective  (check the appropriate box).

|_|   immediately upon filing pursuant to paragraph (b) of rule 485

|_|   on     (date)                  pursuant to paragraph (b) of rule 485
         ---------------------------

|_|   60 days after filing pursuant to paragraph (a)(1) of rule 485


|X|   on January 20, 1999 pursuant to paragraph (a)(1) of rule 485
         ----------------

|_|   75 days after filing pursuant to paragraph (a)(2) of rule 485

|_|   on   (date)   pursuant to paragraph (a)(2) of rule 485.
          -------

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               SELIGMAN
-----------------------
        MUNICIPAL FUNDS


SELIGMAN MUNICIPAL FUND
           SERIES, INC.

     SELIGMAN MUNICIPAL
           SERIES TRUST

    SELIGMAN NEW JERSEY
   MUNICIPAL FUND, INC.

  SELIGMAN PENNSYLVANIA
  Municipal Fund Series

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


                                   [GRAPHIC]


                                   PROSPECTUS

                                FEBRUARY 1, 1999

                                    -------

                                     SEEKING

                                     INCOME

                                   EXEMPT FROM

                                     REGULAR

                                   INCOME TAX


                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

MUNI-1 2/99

TABLE OF CONTENTS

THE FUNDS

A discussion of the investment strategies, risks, performance and expenses of the Funds.

Overview of the Funds  1
National  Fund  5
California High-Yield Fund  7
California Quality Fund  9
Colorado Fund  11
Florida Fund  13
Georgia Fund  15
Louisiana Fund  17
Maryland Fund  19
Massachusetts Fund  21
Michigan Fund  23
Minnesota  Fund  25
Missouri Fund  27
New Jersey Fund  29
New York  Fund  31
North Carolina Fund  33
Ohio Fund  35
Oregon Fund  37
Pennsylvania Fund  39
South Carolina Fund  41


SHAREHOLDER INFORMATION

Deciding Which Class of Shares
  to Buy      43
Pricing of Fund Shares    45
Opening Your Account    45
How to Buy Additional Shares   45
How to Exchange Shares Between
  the Seligman Mutual Funds    46
How to Sell Shares    47
Important Policies That May Affect
  Your Account    48
Dividends and Capital Gain
  Distributions    49
Taxes    49
The Seligman Mutual Funds    50
Financial Highlights    51
How to Contact Us    61
For More Information    back cover

TIMES CHANGE ... VALUES ENDURE

THE FUNDS

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series offers the following 13 series:
NATIONAL FUND       MASSACHUSETTS FUND       NEW YORK FUND
COLORADO FUND       MICHIGAN FUND            OHIO FUND
GEORGIA FUND        MINNESOTA FUND           OREGON FUND
LOUISIANA FUND      MISSOURI FUND            SOUTH CAROLINA FUND
MARYLAND FUND

Seligman  Municipal  Series Trust offers the following four series:

CALIFORNIA HIGH-YIELD FUND        FLORIDA FUND
CALIFORNIA QUALITY FUND           NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)


INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, state and local income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. At all times, safety of principal is a primary concern of all of the Funds. However, there is no assurance that the Funds will meet their objectives.

--------------------------------------------------------------------------------
ALTERNATIVE MINIMUM TAX (AMT): A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.
--------------------------------------------------------------------------------

Each Fund has its own strategies and risks. However, each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) income taxes in its respective state. Income may be subject to the federal alternative minimum tax.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal bonds are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategy before selecting individual securities. The investment manager determines the appropriate cash positions, quality focus, sector emphasis, coupon selection, and maturity and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities, if based on credit analysis, the investment manager believes that such securities are of comparable value to investment grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objectives.

As a defensive measure, a Fund may invest a considerable amount of its portfolio in cash or in securities that are subject to regular federal income tax or, if applicable, the income tax of its designated state. A Fund would take such a defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Funds' principal strategies and could prevent a Fund from achieving its investment objective.

PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of the Fund's portfolio holdings.

INTEREST RATE RISK. Changes in market interest rates will affect the value of a Fund's investment portfolio. In general, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the municipal securities held in its portfolio. Therefore, as interest rates rise, you should expect a Fund's net asset value per share to fall and if interest rates decline, the Fund's net asset value per share should rise.

Additionally, longer maturity bonds (like those held by the Funds) are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

Declining interest rates increase the risk that portfolio holdings which contain call features could be redeemed by the issuer. Proceeds of called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

CREDIT RISK. A municipal bond issue could deteriorate in quality to the extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in the portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement and will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

CONCENTRATION RISK. Each Fund (except the National Fund) invests in municipal securities issued by a single state. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

MARKET RISK. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity in that there are no ready buyers. Lower-rated securities may be less liquid than higher-rated securities.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The past performance information presented for each Fund provides some indication of the risks of investing in the Fund. Each Fund offers two Classes of shares. The tables show how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Fund's Class A and Class D shares due to their different fees and expenses.

FEES AND EXPENSES

The fee and expense table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

MANAGEMENT OF THE FUNDS

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

Each Fund's manager is J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

--------------------------------------------------------------------------------
AFFILIATES OF SELIGMAN:

SELIGMAN ADVISORS, INC. (SELIGMAN ADVISORS): Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

SELIGMAN SERVICES, INC. (SSI):
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

SELIGMAN DATA CORP. (SDC):
Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $XX.X billion in assets as of December 31, 1998. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 1998, of approximately $XX.X billion.

Each Fund pays Seligman a fee for its management services equal to an annual rate of .50% of its average daily net assets.

The Funds are managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles, a Managing Director of Seligman, is Vice President and Senior Portfolio Manager of each Fund. Mr. Moles is also President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies. He is responsible for more than $1.8 billion in municipal securities and, with 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

                   DESCRIPTIONS OF EACH FUND BEGIN ON PAGE 5.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for its day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC, have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals, as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to each Fund's Board and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including firms with which the Funds trade and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will have implemented all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing and securities trading and settlement, and the provision of shareholder services.

In addition, the Funds hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, may be susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If a Fund holds these securities, its performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

NATIONAL FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The National Fund uses the following strategies to pursue its objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, and the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The National Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

NATIONAL FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.8%   1989
                                  5.8%   1990
                                 12.1%   1991
                                  7.9%   1992
                                 14.1%   1993
                                 -9.9%   1994
                                 20.1%   1995
                                  3.4%   1996
                                 10.4%   1997
                                    0    1998

Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                        CLASS D
                                                         SINCE
                           ONE      FIVE      TEN      INCEPTION
                          YEAR      YEARS    YEARS       2/1/94
                         -------   -------  --------  -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                       (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ..  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ... none(1)     1%


ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees .........................  .50%    .50%
Distribution and/or
  Service (12b-1) Fees ..................  .09%   1.00%
Other Expenses ..........................  .21%    .21%
                                          -----   -----
Total Annual Fund Operating Expenses ....  .80%   1.71%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928       2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

CALIFORNIA HIGH-YIELD FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California High-Yield Fund uses the following strategies to pursue its objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within in any rating category, including securities rated below investment grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The California High-Yield Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of California issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

o Lower-rated municipal bonds are subject to a greater degree of credit risk than higher-rated bonds. They generally involve greater price volatility and risk of loss of principal and income than higher rated bonds.

CALIFORNIA HIGH-YIELD FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]


                                  9.3%    1989
                                  6.0%    1990
                                 10.5%    1991
                                  9.5%    1992
                                  9.9%    1993
                                 -2.8%    1994
                                 14.6%    1995
                                  5.5%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                CLASS D
                                                 SINCE
                     ONE      FIVE      TEN    INCEPTION
                    YEAR      YEARS    YEARS    2/1/94
                   -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                               (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .23%    .23%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .82%   1.73%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $555      $724       $908      $1,440
Class D           276       545        939       2,041

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $555      $724       $908      $1,440
Class D           176       545        939       2,041

CALIFORNIA QUALITY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California Quality Fund uses the following strategies to pursue its objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The California Quality Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of California issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

CALIFORNIA QUALITY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                   9.8%    1989
                                   6.6%    1990
                                  11.2%    1991
                                   8.5%    1992
                                  12.6%    1993
                                  -8.3%    1994
                                  19.8%    1995
                                   3.9%    1996
                                   8.8%    1997
                                     0     1998

Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                      CLASS D
                                                       SINCE
                           ONE      FIVE      TEN    INCEPTION
                          YEAR      YEARS    YEARS    2/1/94
                         -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                      (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .18%    .18%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .77%   1.68%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $550      $709       $883      $1,384
Class D           271       530        913       1,987

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $550      $709       $883      $1,384
Class D           171       530        913       1,987

COLORADO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Colorado Fund seeks to maximize income exempt from federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Colorado Fund uses the following strategies to pursue its objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Colorado Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Colorado issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

COLORADO FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  10.0%    89
                                   5.1%    90
                                   9.4%    91
                                   7.7%    92
                                  11.1%    93
                                  -5.1%    94
                                  14.0%    95
                                   3.4%    96
                                   7.5%    97
                                     0     98


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                     CLASS D
                                                      SINCE
                          ONE      FIVE      TEN    INCEPTION
                         YEAR      YEARS    YEARS    2/1/94
                        -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                     (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)      none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees .........................  .50%    .50%
Distribution and/or
  Service (12b-1) Fees ..................  .10%    .10%
Other Expenses ..........................  .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ....  .90%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $784       $950      $1,530
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $562      $748       $950      $1,530
Class D           183       566        975       2,116

FLORIDA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Florida Fund seeks high income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Florida Fund uses the following strategies to pursue its objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Florida Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Florida issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

FLORIDA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 11.4%    1989
                                  6.5%    1990
                                 10.6%    1991
                                  9.1%    1992
                                 13.5%    1993
                                 -5.5%    1994
                                 16.7%    1995
                                  2.8%    1996
                                  9.3%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------

Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .23%   1.00%
Other Expenses .........................   .27%    .27%
                                          -----   -----
Total Annual Fund Operating Expenses ...  1.00%   1.77%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $572      $778     $1,001      $1,641
Class D           280       559        959      $2,084

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $572      $778     $1,001      $1,641
Class D           180       557        959       2,084

GEORGIA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Georgia Fund seeks to maximize income exempt from federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Georgia Fund uses the following strategies to pursue its objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Georgia Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Georgia issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

GEORGIA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.9%    1989
                                  7.0%    1990
                                 11.0%    1991
                                  9.0%    1992
                                 12.2%    1993
                                 -7.6%    1994
                                 19.2%    1995
                                  3.9%    1996
                                  9.0%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                   CLASS D
                                                    SINCE
                        ONE      FIVE      TEN    INCEPTION
                       YEAR      YEARS    YEARS    2/1/94
                      -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                  (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .89%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           283       566       $975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           183       566        975       2,116

LOUISIANA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Louisiana Fund seeks to maximize income exempt from federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Louisiana Fund uses the following strategies to pursue its objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Louisiana Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Louisiana issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

LOUISIANA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.1%    1989
                                  6.9%    1990
                                 11.4%    1991
                                  7.8%    1992
                                 11.4%    1993
                                 -5.9%    1994
                                 17.1%    1995
                                  3.5%    1996
                                  8.4%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                      CLASS D
                                                       SINCE
                           ONE      FIVE      TEN    INCEPTION
                          YEAR      YEARS    YEARS    2/1/94
                         -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                      (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .10%   1.00%
Other Expenses .........................   .28%    .28%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .88%   1.78%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D          $281       560        964       2,095

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           181       560        964       2,095

MARYLAND FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Maryland Fund seeks to maximize income exempt from federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Maryland Fund uses the following strategies to pursue its objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Maryland Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Maryland issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MARYLAND FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.5%    1989
                                  6.2%    1990
                                 10.5%    1991
                                  8.2%    1992
                                 11.9%    1993
                                 -5.5%    1994
                                 16.8%    1995
                                  3.7%    1996
                                  8.1%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .89%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           183       566        975       2,116

MASSACHUSETTS FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Massachusetts Fund seeks to maximize income exempt from federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Massachusetts Fund uses the following strategies to pursue its objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Massachusetts Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Massachusetts issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MASSACHUSETTS FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  8.7%    1989
                                  5.5%    1990
                                 13.0%    1991
                                  9.1%    1992
                                 11.5%    1993
                                 -4.4%    1994
                                 15.2%    1995
                                  4.2%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .21%    .21%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .80%   1.71%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928       2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

MICHIGAN FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Michigan Fund seeks to maximize income exempt from federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Michigan Fund uses the following strategies to pursue its objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Michigan Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Michigan issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MICHIGAN FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.7%    1989
                                  5.9%    1990
                                 12.0%    1991
                                  9.3%    1992
                                 11.4%    1993
                                 -4.8%    1994
                                 15.8%    1995
                                  3.8%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                           Class D
                                                            Since
                                One      Five      Ten    Inception
                               Year      Years    Years    2/1/94
                              -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                           (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A Class D
----------------                          ------  ------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .20%    .20%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .79%   1.70%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $552      $715       $893      $1,406
Class D           273       536        923       2,009

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $552      $715       $893      $1,406
Class D           173       536        923       2,009

MINNESOTA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Minnesota Fund seeks to maximize income exempt from federal income taxes and from Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Minnesota Fund uses the following strategies to pursue its objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Minnesota Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Minnesota issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MINNESOTA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.9%   1989
                                  6.6%   1990
                                  7.5%   1991
                                  7.7%   1992
                                 13.5%   1993
                                 -2.5%   1994
                                 11.4%   1995
                                  3.4%   1996
                                  7.0%   1997
                                    0    1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                     Class D
                                                      Since
                          One      Five      Ten    Inception
                         Year      Years    Years    2/1/94
                        -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                     (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .22%    .22%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .81%   1.72%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.




Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           275       542        933       2,030

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           175       542        933       2,030

MISSOURI FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Missouri Fund seeks to maximize income exempt from federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Missouri Fund uses the following strategies to pursue its objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Missouri Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Missouri issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MISSOURI FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 9.5%   1989
                                 7.0%   1990
                                11.4%   1991
                                 7.2%   1992
                                11.4%   1993
                                -6.3%   1994
                                17.0%   1995
                                 3.7%   1996
                                 8.1%   1997
                                 0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                              CLASS D
                                                               SINCE
                                   ONE      FIVE      TEN    INCEPTION
                                  YEAR      YEARS    YEARS    2/1/94
                                 -------   -------  -------  ----------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                       (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                CLASS A     CLASS D
----------------                                -------     -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........  4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)      1%


ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................   .50%       .50%
Distribution and/or
  Service (12b-1) Fees ........................   .10%      1.00%
Other Expenses ................................   .29%       .29%
                                                 -----      -----
Total Annual Fund Operating Expenses ..........   .89%      1.79%
                                                 =====      =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           282       563        970       2,105

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           182       563        970       2,105

NEW JERSEY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New Jersey Fund uses the following strategies to pursue its objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The New Jersey Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of New Jersey issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NEW JERSEY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                10.6%    1989
                                 6.8%    1990
                                11.0%    1991
                                 9.0%    1992
                                12.3%    1993
                                -6.2%    1994
                                19.5%    1995
                                 2.7%    1996
                                 8.7%    1997
                                 0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                            Class D
                                                             Since
                                 One      Five      Ten    Inception
                                Year      Years    Years    2/1/94
                               -------   -------  -------------------
        Class A
        Class D
        Lehman Brothers
          Municipal Bond Index                               (1)


        The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
        (1) From 1/31/94.


FEES AND EXPENSES
SHAREHOLDER FEES                               Class A     Class D
----------------                               -------     -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ....     4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .....      none(1)      1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...........................      .50%       .50%
Distribution and/or
  Service (12b-1) Fees ....................      .22%      1.00%
Other Expenses ............................      .30%       .30%
                                                -----      -----
Total Annual Fund Operating Expenses ......     1.02%      1.80%
                                                =====      =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $574      $784     $1,011      $1,664
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $574      $784     $1,011      $1,664
Class D           183       566        975       2,116

NEW YORK FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The New York Fund seeks to maximize income exempt from federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New York Fund uses the following strategies to pursue its objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The New York Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of New York issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NEW YORK FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 9.4%    1989
                                 4.2%    1990
                                13.5%    1991
                                 9.3%    1992
                                13.2%    1993
                                -7.9%    1994
                                19.3%    1995
                                 3.9%    1996
                                10.0%    1997
                                   0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                              CLASS D
                                                               SINCE
                                   ONE      FIVE      TEN    INCEPTION
                                  YEAR      YEARS    YEARS    2/1/94
                                 -------   -------  -------------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                             (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                 Class A       Class D
----------------                                 -------       -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........   4.75%          none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)          1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................    .50%          .50%
Distribution and/or
  Service (12b-1) Fees ........................    .09%         1.00%
Other Expenses ................................    .22%          .22%
                                                  -----         -----
Total Annual Fund Operating Expenses ..........    .81%         1.72%
                                                  =====         =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           275       542        933       2,030

If you did not sell your shares at the end of each period, your expenses would be:

                1 Year    3 Years    5 Years   10 Years
                -----     -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           175       542        933       2,030

NORTH CAROLINA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The North Carolina Fund uses the following strategies to pursue its objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The North Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of North Carolina issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NORTH CAROLINA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS


                                 0.208   1990
                                 0.106   1991
                                 0.082   1992
                                 0.129   1993
                                -0.074   1994
                                 0.195   1995
                                 0.027   1996
                                 0.087   1997
                                 0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                       CLASS A     CLASS D
                                                       SINCE        SINCE
                                     ONE      FIVE    INCEPTION   INCEPTION
                                    YEAR      YEARS    8/27/90     2/1/94
                                   -------   -------  ---------   ----------
      Class A
      Class D
      Lehman Brothers
        Municipal Bond Index                               (1)         (2)

      The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
      (1) From 8/31/90.
      (2) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                Class A    Class D
----------------                                -------    -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .......   4.75%      none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ........   none(1)      1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ..............................     .50%     .50%
Distribution and/or
  Service (12b-1) Fees .......................     .23%    1.00%
Other Expenses ...............................     .32%     .32%
                                                  -----    -----
Total Annual Fund Operating Expenses .........    1.05%    1.82%
                                                  =====    =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $577      $793      $1,027     $1,697
Class D           285       573         985      2,137

If you did not sell your shares at the end of each period, your expenses would be:


                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $577      $793      $1,027     $1,697
Class D           185       573         985      2,137

OHIO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Ohio Fund seeks to maximize income exempt from federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Ohio Fund uses the following strategies to pursue its objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Ohio Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Ohio issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

OHIO FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                    9.9%    1989
                                    6.6%    1990
                                   11.3%    1991
                                    8.4%    1992
                                   11.6%    1993
                                   -4.9%    1994
                                   15.2%    1995
                                    3.8%    1996
                                    8.4%    1997
                                    0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                             Class D
                                                              Since
                                  One      Five      Ten    Inception
                                 Year      Years    Years    2/1/94
                                -------   -------  ------   ----------
    Class A
    Class D
    Lehman Brothers
      Municipal Bond Index                                        (1)

    The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
    (1) From 1/31/94.


FEES AND EXPENSES
SHAREHOLDER FEES                                Class A      Class D
----------------                                -------      -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........  4.75%        none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)       1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................   .50%        .50%
Distribution and/or
  Service (12b-1) Fees ........................   .09%       1.00%
Other Expenses ................................   .19%        .19%
                                                 -----       -----
Total Annual Fund Operating Expenses ..........   .78%       1.69%
                                                 =====       =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $551      $712       $888      $1,395
Class D           272       533        918       1,998

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $551      $712       $888      $1,395
Class D           172       533        918       1,998

OREGON FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Oregon Fund seeks to maximize income exempt from federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Oregon Fund uses the following strategies to pursue its objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Oregon Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Oregon issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

OREGON FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 10.4%   1989
                                  6.5%   1990
                                 10.8%   1991
                                  7.8%   1992
                                 10.9%   1993
                                 -4.6%   1994
                                 14.6%   1995
                                  3.8%   1996
                                  9.0%   1997
                                  0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                               Class D
                                                                Since
                                    One      Five      Ten    Inception
                                   Year      Years    Years    2/1/94
                                   -----     ------   ------  ----------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                 Class A        Class D
----------------                                 -------        ------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .........  4.75%          none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..........   none(1)         1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ................................   .50%          .50%
Distribution and/or
  Service (12b-1) Fees .........................   .09%         1.00%
Other Expenses .................................   .29%          .29%
                                                  -----         -----
Total Annual Fund Operating Expenses ...........   .88%         1.79%
                                                  =====         =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           282       563        970       2,105

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           182       563        970       2,105

PENNSYLVANIA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

The Pennsylvania Fund uses the following strategies to pursue its objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL  RISKS
o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Pennsylvania issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

PENNSYLVANIA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                10.2%   1989
                                 5.4%   1990
                                11.3%   1991
                                 9.3%   1992
                                12.9%   1993
                                -7.0%   1994
                                18.0%   1995
                                 3.5%   1996
                                 8.7%   1997
                                 0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                              Class D
                                                               Since
                                  One      Five      Ten     Inception
                                 Year      Years    Years     2/1/94
                                ------    -------  -------  ------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
    (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                   Class A          Class D
----------------                                   -------          -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ...........  4.75%            none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ............   none(1)           1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ..................................    .50%           .50%
Distribution and/or
  Service (12b-1) Fees ...........................    .22%          1.00%
Other Expenses ...................................    .47%           .47%
                                                     -----          -----
Total Annual Fund Operating Expenses .............   1.19%          1.97%
                                                     =====          =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $591      $835      $1,098     $1,850
Class D           300       618       1,062      2,296

If you did not sell your shares at the end of each period, your expenses would be:

                 1 YEAR   3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $591      $835      $1,098     $1,850
Class D           200       618       1,062      2,296

SOUTH CAROLINA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The South Carolina Fund seeks to maximize income exempt from federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The South Carolina Fund uses the following strategies to pursue its objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The South Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of South Carolina issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

SOUTH CAROLINA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 10.6%   1989
                                  6.0%   1990
                                 11.5%   1991
                                  8.4%   1992
                                 11.7%   1993
                                 -6.7%   1994
                                 17.7%   1995
                                  4.0%   1996
                                  8.7%   1997
                                  0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                               Class D
                                                                Since
                                    One      Five      Ten    Inception
                                   Year      Years    Years    2/1/94
                                  -------   -------  -------------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                  Class A          Class D
----------------                                  -------          -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ..........  4.75%             none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ...........   none(1)            1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees .................................   .50%             .50%
Distribution and/or
  Service (12b-1) Fees ..........................   .09%            1.00%
Other Expenses ..................................   .21%             .21%
                                                   -----            -----
Total Annual Fund Operating Expenses ............   .80%            1.71%
                                                   =====            =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928      $2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

SHAREHOLDER INFORMATION


DECIDING WHICH CLASS OF SHARES TO BUY
Each Fund's Class A and Class D shares represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:

   o  The amount you plan to invest.

   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A
   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     Sales Charge             Regular Dealer
                                            Sales Charge                as a %                  Discount
                                               as a %                   of Net                  as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00


      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

   o  No sales charge on reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D
   o  No initial sales charge on purchases.

   o  A 1% CDSC on shares sold within one year of purchase.

   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED

To minimize the amount of CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell your shares, it will be assumed that you held the shares since the date of your original purchase in the Fund.


PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be included in the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class D shares will generally be lower than the NAV of Class A shares.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors or Trustees, as applicable.


--------------------------------------------------------------------------------
NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

      o Regular (non-retirement) accounts: $1,000

      o For accounts opened concurrently with Invest-A-Check(R):
        $100 to open if you will be making monthly investments
        $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until 15 calendar days have elapsed from the date of your purchase to ensure your check clears.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will receive a consolidated statement at the close of each calendar quarter detailing transactions in the Fund and all other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account request. Send your request and a check for the fee to SDC.

    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.


HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Shares may be purchased through your authorized broker/dealer or financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own.

Send investment checks to:
                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-5051

Your check must be in US dollars and be drawn on a US bank. Third party and credit card convenience checks cannot be used for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of any Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank CD in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIXSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, and prioritizing your expenses and establishing a prudent withdrawal schedule.


HOW TO EXCHANGE SHARES BETWEEN THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish any other account options to be carried over to the new fund (for example, Invest-a-Check(R) or Systematic Withdrawals), you must specifically request so at the time of your exchange.

Exchanges into a new fund must meet the new fund's required minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es), which you should read and understand before investing.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

Generally, when you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may always send a written request to sell shares of any Fund. It may take longer to get your money if you send your request by mail.

You may need to provide additional documents to sell shares if you are:

   o  a corporation; o an executor or administrator; o a trustee or custodian;
      or

   o  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You will need to guarantee your signature(s) if the proceeds are:

    (1) $50,000 or more;
    (2) to be paid to someone other than all account owners, or
    (3) mailed to other than your address of record.

   ---------------------------------------------------------------------
     SIGNATURE GUARANTEE:
     PROTECTS YOU AND THE FUNDS FROM FRAUD. IT
     GUARANTEES THAT A SIGNATURE IS GENUINE. A
     GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE
     FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC
     IS NOT AN ACCEPTABLE GUARANTEE.
   ---------------------------------------------------------------------



You may also use the following account services to sell shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 10% of the value of your Fund account (at the time of election) annually without a CDSC.

CHECK REDEMPTION SERVICE. If you have at least $25,000 in a Fund, you may use this service to draw checks against your Fund account in amounts of $500 or more. If you have shares represented by certificates, those shares will not be available to draw checks against. If you bought $1,000,000 or more of Class A shares without an initial sales charge, you may be subject to a 1% CDSC if you draw checks against the shares within 18 months of purchase. If you own Class D shares, you may only draw checks against shares that have been held for one year or more. If you did not elect this service on your account application, you must complete a supplemental election form to add this service to your account. Contact SDC for more information.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Funds reserve the right to:

   o  Refuse an exchange request if:
        1. you have exchanged twice from the same fund in any three-month period.

        2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets, or
        3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o  Refuse any request to buy Fund shares.

   o  Reject any request received by telephone.

   o  Suspend or terminate telephone services.

   o  Reject a signature guarantee that SDC believes may be fraudulent.

   o  Close your account if its value falls below $500.

   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES
You and your broker/dealer representative or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o  Sale of uncertificated shares (up to $50,000 per day)

   o  Exchanges

   o  Dividend and/or capital gain distribution  option changes

   o  Address changes

   o  Establish systematic withdrawals to address of record

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

   o  Corporations may not sell Fund shares by phone.

   o  IRAs may only exchange Fund shares or request address changes by phone.

   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer representative or financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Funds generally declare any dividends from net investment income daily and pay dividends on the 17th of each month. If the 17th day of a month falls on a weekend or on a NYSE holiday, the dividend will be distributed on the previous business day. The Funds distribute net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.

Shareholders may elect to: (1) reinvest both dividends and capital gain distributions;

(2) take dividends in cash and reinvest capital gain distributions; or

(3) take both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional shares on the payable date using the NAV of the payable date.

Dividends on Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

-----------------------------------------------------------------
  DIVIDEND:
  A payment by a mutual fund,
  usually derived from the fund's
  net investment income
  (dividends and interest earned
  on portfolio securities less
  expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund
  shareholders which represents
  profits realized on the sale of
  securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared
  distributions (dividends or
  capital gains) are deducted
  from the Fund's assets before it
  calculates its NAV.
-----------------------------------------------------------------

TAXES
The Funds intend to pay dividends that are exempt from regular income tax. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local tax. If you wish more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

EACH JANUARY, YOU WILL BE SENT INFORMATION ON THE TAX STATUS OF ANY DISTRIBUTIONS MADE DURING THE PREVIOUS CALENDAR YEAR. BECAUSE EACH SHAREHOLDER'S SITUATION IS UNIQUE, YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR CONCERNING THE EFFECT INCOME TAXES MAY HAVE ON YOUR INDIVIDUAL INVESTMENT.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
-------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
INFORMATION FUND
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND
Seeks to maximize capital appreciation by investing primarily in small company growth stocks.

SELIGMAN SMALL-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND
Seeks long-term growth of capital value and an increase in future income.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

SELIGMAN LARGE-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

SELIGMAN COMMON STOCK FUND
Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk. Seligman Henderson International Fund Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND
Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND SERIES
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND*
Seeks maximum income, free from regular federal income taxes.

STATE-SPECIFIC FUNDS:

Seek to maximize income free from regular federal income taxes and from income taxes in the designated state.

California        Louisiana          New Jersey
 o High-Yield     Maryland           New York
 o Quality        Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single Class share held throughout the periods shown. "Total return" shows how much you would have earned (or lost) on an investment in the Fund (assuming you reinvested all your dividends and capital gain distributions). Total returns do not reflect any sales charges. , independent auditors, have audited this information for each Fund. Their report, along with Fund's financial statements, is included in each Fund's annual report, which is available upon request.


NATIONAL FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.70    $7.58    $7.18    $8.72            $7.70    $7.57    $7.18   $8.20
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.39     0.40     0.40     0.41             0.32     0.33     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on
    investments ...........              0.31     0.12     0.40    (1.04)            0.32     0.13     0.39   (1.02)
Total from investment
  operations ..............              0.70     0.52     0.80    (0.63)            0.64     0.46     0.71   (0.80)
Less distributions:
  Dividends (from net
    investment income) ....             (0.39)   (0.40)   (0.40)   (0.41)           (0.32)   (0.33)   (0.32)  (0.22)
  Distributions
    (from net realized
    capital gains) ........                --       --       --    (0.50)              --       --       --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.39)   (0.40)   (0.40)   (0.91)           (0.32)   (0.33)   (0.32)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.01    $7.70    $7.58    $7.18            $8.02    $7.70    $7.57   $7.18
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             9.40%    6.97%   11.48%  (7.83)%            8.56%    6.13%   10.17% (9.96)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $97,481  $98,767 $104,184 $111,374           $2,279   $4,826   $1,215    $446
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.86%    0.85%            1.75%    1.67%    1.95%   1.76%(3)
Ratio of net investment
  income to average
  net assets ..............             5.05%    5.19%    5.46%    5.30%            4.15%    4.27%    4.40%   4.37%(3)
Portfolio turnover rate ...            20.63%   33.99%   24.91%   24.86%           20.63%   33.99%   24.91%  24.86%(4)


---------
See footnotes on page 60.

CALIFORNIA HIGH-YIELD FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $6.50    $6.47    $6.30    $6.73            $6.51    $6.48    $6.31   $6.67
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.34     0.36     0.37     0.37             0.28     0.30     0.31    0.21
  Net realized and
    unrealized gain
    (loss) on investments .              0.20     0.05     0.17    (0.34)            0.19     0.05     0.17   (0.36)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.54     0.41     0.54     0.03             0.47     0.35     0.48   (0.15)
Less distributions:
  Dividends (from net
    investment income) ....             (0.34)   (0.36)   (0.37)   (0.37)           (0.28)   (0.30)   (0.31)  (0.21)
  Distributions
    (from net realized
    capital gains) ........             (0.09)   (0.02)      --    (0.09)           (0.09)   (0.02)      --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.43)   (0.38)   (0.37)   (0.46)           (0.37)   (0.32)   (0.31)  (0.21)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $6.61    $6.50    $6.47    $6.30            $6.61    $6.51    $6.48   $6.31
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.74%    6.49%    8.85%    0.41%            7.60%    5.53%    7.78% (2.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,883  $50,264  $51,504  $48,007           $3,320   $1,919   $1,277    $650
Ratio of expenses to
  average net assets ......             0.87%    0.84%    0.90%    0.85%            1.77%    1.74%    1.91%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.26%    5.49%    5.84%    5.74%            4.36%    4.59%    4.84%   4.73%(3)
Portfolio turnover rate ...            22.42%   34.75%   17.64%    8.36%           22.42%   34.75%   17.64%   8.36%(4)


CALIFORNIA QUALITY FUND

PER SHARE DATA:

Net asset value,
  beginning of period .....             $6.75    $6.65    $6.39    $7.28            $6.74    $6.63    $6.38   $7.13
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.34     0.35     0.34     0.35             0.28     0.28     0.28    0.19
  Net realized and
    unrealized gain
    (loss) on investments .              0.24     0.11     0.32    (0.73)            0.23     0.12     0.31   (0.75)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.58     0.46     0.66    (0.38)            0.51     0.40     0.59   (0.56)
Less distributions:
  Dividends (from net
    investment income)                  (0.34)   (0.35)   (0.34)   (0.35)           (0.28)   (0.28)   (0.28)  (0.19)
  Distributions
   (from net realized
   capital gains) .........                --    (0.01)   (0.06)   (0.16)              --    (0.01)   (0.06)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.34)   (0.36)   (0.40)   (0.51)           (0.28)   (0.29)   (0.34)  (0.19)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $6.99    $6.75    $6.65    $6.39            $6.97    $6.74    $6.63   $6.38
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.87%    7.00%   10.85%  (5.46)%            7.75%    6.20%    9.61% (8.01)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $86,992  $95,560  $94,947  $99,020           $1,677   $1,645     $863    $812
Ratio of expenses to
  average net assets ......             0.82%    0.79%    0.89%    0.81%            1.72%    1.69%    1.88%   1.77%(3)
Ratio of net investment
  income to average
  net assets ..............             4.99%    5.11%    5.34%    5.20%            4.09%    4.21%    4.36%   4.39%(3)
Portfolio turnover rate ...            12.16%   12.84%   11.24%   22.16%           12.16%   12.84%   11.24%  22.16%(4)


---------
See footnotes on page 60.


COLORADO FUND
CLASS A  CLASS D
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.27    $7.30    $7.09    $7.76            $7.27    $7.29    $7.09   $7.72
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.37     0.37     0.38     0.37             0.30     0.31     0.30    0.20
  Net realized and
    unrealized gain
    (loss) on investments .              0.15    (0.03)    0.21    (0.59)            0.15    (0.02)    0.20   (0.63)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
   operations .............              0.52     0.34     0.59    (0.22)            0.45     0.29     0.50   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.37)   (0.37)   (0.38)   (0.37)           (0.30)   (0.31)   (0.30)  (0.20)
  Distributions
    (from net realized
    capital gains) ........                --       --       --    (0.08)              --       --       --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.37)   (0.37)   (0.38)   (0.45)           (0.30)   (0.31)   (0.30)  (0.20)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.42    $7.27    $7.30    $7.09            $7.42    $7.27    $7.29   $7.09
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.30%    4.76%    8.56%  (2.92)%             6.34%   3.95%    7.26% (5.73)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $49,780  $52,295  $54,858  $58,197             $238     $255     $193     $96
Ratio of expenses to
  average net assets ......             0.90%    0.85%    0.93%    0.86%            1.81%    1.75%    2.02%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.01%    5.07%    5.31%    5.06%            4.10%    4.17%    4.23%   4.05%(3)
Portfolio turnover rate ...             3.99%   12.39%   14.70%   10.07%            3.99%   12.39%   14.70%  10.07%(4)


FLORIDA FUND

PER SHARE DATA:
Net asset value,
   beginning of period ....             $7.67    $7.71    $7.34    $8.20            $7.68    $7.72    $7.34   $8.10
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.38     0.40     0.42             0.30     0.32     0.34    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.04     0.37    (0.74)            0.23     0.04     0.38   (0.76)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.42     0.77    (0.32)            0.53     0.36     0.72   (0.52)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.38)   (0.40)   (0.42)           (0.30)   (0.32)   (0.34)  (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.10)   (0.08)      --    (0.12)           (0.10)   (0.08)      --     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.46)   (0.40)   (0.54)           (0.40)   (0.40)   (0.34)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.80    $7.67    $7.71    $7.34            $7.81    $7.68    $7.72   $7.34
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.01%    5.54%   10.87%  (3.99)%            7.18%    4.74%   10.07% (6.64)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $42,024  $45,200  $49,030  $49,897           $1,678   $1,277     $603    $244
Ratio of expenses to
  average net assets ......             1.04%    0.97%    0.72%    0.42%            1.81%    1.73%    1.66%   1.29%(3)
Ratio of net investment
  income to average
  net assets ..............             4.70%    4.90%    5.38%    5.49%            3.93%    4.14%    4.53%   4.61%(3)
Portfolio turnover rate ...            33.68%   18.53%   11.82%    6.17%           33.68%   18.53%   11.82%   6.17%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                      $0.38    $0.37    $0.38                     $0.32    $0.31   $0.21
  Ratios:
  Expenses to average
    net assets ............                      0.97%    1.03%    1.00%                     1.73%    1.97%   1.84%(3)
  Net investment income to
    average net assets ....                      4.90%    5.07%    4.91%                     4.14%    4.22%   4.08%(3)


---------
See footnotes on page 60.

GEORGIA FUND

                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.87    $7.81    $7.48    $8.43            $7.88    $7.82    $7.49   $8.33
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.39     0.39     0.41             0.31     0.32     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.28     0.11     0.43    (0.86)            0.28     0.11     0.43   (0.84)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.66     0.50     0.82    (0.45)            0.59     0.43     0.75   (0.62)

Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.39)   (0.39)   (0.41)           (0.31)   (0.32)   (0.32)  (0.22)
  Distributions
   (from net realized
   capital gains) .........             (0.03)   (0.05)   (0.10)   (0.09)           (0.03)   (0.05)   (0.10)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.41)   (0.44)   (0.49)   (0.50)           (0.44)   (0.37)   (0.42)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.12    $7.87    $7.81    $7.48            $8.13    $7.88    $7.82   $7.49
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.65%    6.56%   11.66%  (5.52)%            7.67%    5.60%   10.58% (7.57)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $50,614  $50,995  $57,678  $61,466           $2,640   $2,327   $2,079    $849
Ratio of expenses to
  average net assets ......             0.89%    0.83%    0.91%    0.73%            1.79%    1.73%    1.90%   1.76%(3)
Ratio of net investment
  income to average
  net assets ..............             4.82%    4.94%    5.26%    5.21%            3.92%    4.03%    4.28%   4.28%(3)
Portfolio turnover rate ...            12.28%   16.24%    3.36%   19.34%           12.28%   16.24%    3.36%  19.34%(4)
Without management fee
  waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.40                              $0.31   $0.21
  Ratios:
  Expenses to average
    net assets                                            0.96%    0.93%                              1.95%   1.90%(3)
  Net investment income to
    average net assets ....                               5.21%    5.01%                              4.23%   4.15%(3)

LOUISIANA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....              8.16   $8.14     $7.94    $8.79            $8.16    $8.14    $7.94   $8.73
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.41     0.42     0.43     0.44             0.34     0.35     0.35    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.08     0.34    (0.77)            0.22     0.08     0.34   (0.79)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.64     0.50     0.77    (0.33)            0.56     0.43     0.69   (0.55)
Less distributions:
  Dividends (from net
    investment income) ....             (0.41)   (0.42)   (0.43)   (0.44)           (0.34)   (0.35)    (0.35) (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.11)   (0.06)   (0.14)   (0.08)           (0.11)   (0.06)   (0.14)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.52)   (0.48)   (0.57)   (0.52)           (0.45)   (0.41)   (0.49)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.28    $8.16    $8.14    $7.94            $8.27    $8.16    $8.14   $7.94
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.17%    6.32%   10.30%  (3.83)%            7.07%    5.37%    9.17% (6.45)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $56,199  $57,264  $61,988  $61,441             $509     $389     $465    $704
Ratio of expenses to
  average net assets ......             0.86%    0.82%    0.89%    0.87%            1.76%    1.72%    1.91%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.08%    5.15%    5.44%    5.31%            4.18%    4.25%    4.41%   4.33%(3)
Portfolio turnover rate ...            16.08%   10.08%    4.82%   17.16%           16.08%   10.08%    4.82%  17.16%(4)



---------
See footnotes on page 60.


MARYLAND FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.99    $7.96    $7.71    $8.64            $7.99    $7.97    $7.72   $8.46
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.40     0.41     0.42             0.33     0.33     0.33    0.23
  Net realized
    and unrealized
    gain (loss)
    on investments ........              0.19     0.06     0.38    (0.76)            0.20     0.05     0.38   (0.74)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.46     0.79    (0.34)            0.53     0.38     0.71   (0.51)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.40)   (0.41)   (0.42)           (0.33)   (0.33)   (0.33)  (0.23)
  Distributions
   (from net realized
    capital gains) ........             (0.04)   (0.03)   (0.13)   (0.17)           (0.04)   (0.03)   (0.13)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.44)   (0.43)   (0.54)   (0.59)           (0.37)   (0.36)   (0.46)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
 end of period ............             $8.14    $7.99    $7.96    $7.71            $8.15    $7.99    $7.97   $7.72
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.64%    6.00%   10.90%  (4.08)%            6.80%    4.91%    9.75% (6.21)% (2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,549  $54,041  $56,290  $57,263           $2,063   $2,047     $630    $424
Ratio of expenses to
  average net assets ......             0.90%    0.84%    0.96%    0.92%            1.81%    1.72%    2.02%   1.80%(3)
Ratio of net investment
  income to average
  net assets ..............             4.99%    5.05%    5.31%    5.17%            4.08%    4.14%    4.27%   4.26%(3)
Portfolio turnover rate ...            14.79%    5.56%    3.63%   17.68%           14.79%    5.56%    3.63%  17.68%(4)


MASSACHUSETTS FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.85    $7.91    $7.66    $8.54            $7.84    $7.90    $7.66   $8.33
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.41     0.42     0.44             0.33     0.34     0.34    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.22     0.05     0.28    (0.67)            0.23     0.05     0.27   (0.67)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.62     0.46     0.70    (0.23)            0.56     0.39     0.61   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.41)   (0.42)   (0.44)           (0.33)   (0.34)   (0.34)  (0.24)

  Distributions
    (from net realized
    capital gains) ........             (0.08)   (0.11)   (0.03)   (0.21)           (0.08)   (0.11)   (0.03)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.48)   (0.52)   (0.45)   (0.65)           (0.41)   (0.45)   (0.37)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.99    $7.85    $7.91    $7.66            $7.99    $7.84    $7.90   $7.66
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.11%    5.97%    9.58%  (2.94)%            7.29%    5.01%    8.33% (5.34)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                     $110,011 $109,872 $115,711 $120,149           $1,245   $1,405     $809  $1,099
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.86%    0.85%            1.74%    1.70%    1.95%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.06%    5.24%    5.51%    5.46%            4.16%    4.32%    4.47%   4.52%(3)
Portfolio turnover rate ...            29.26%   26.30%   16.68%   12.44%           29.26%   26.30%   16.68%  12.44%(4)



---------
See footnotes on page 60.

MICHIGAN FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.46    $8.54    $8.28    $9.08            $8.45    $8.54    $8.28   $9.01
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.43     0.45     0.46     0.46             0.36     0.37     0.37    0.25
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.06     0.30    (0.71)            0.23     0.05     0.30   (0.73)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.66     0.51     0.76    (0.25)            0.59     0.42     0.67   (0.48)
Less distributions:
  Dividends (from net
    investment income) ....             (0.43)   (0.45)   (0.46)   (0.46)           (0.36)   (0.37)   (0.37)  (0.25)
  Distributions
    (from net realized
    capital gains) ........             (0.09)   (0.14)   (0.04)  (0.09)            (0.09)   (0.14)   (0.04)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.52)   (0.59)   (0.50)  (0.55)            (0.45)   (0.51)   (0.41)  (0.25)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.60    $8.46    $8.54    $8.28            $8.59    $8.45    $8.54   $8.28
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.16%    6.16%    9.56%  (2.90)%            7.19%    5.09%    8.36% (5.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $143,370 $148,178 $151,589 $151,095           $1,845   $1,486   $1,172    $671
Ratio of expenses to
  average net assets ......             0.81%    0.78%    0.87%    0.84%            1.71%    1.68%    2.01%   1.75%(3)
Ratio of net investment
  income to average
   net assets .............             5.13%    5.29%    5.50%    5.32%            4.23%    4.39%    4.40%   4.40%(3)
Portfolio turnover rate ...            10.98%   19.62%   20.48%   10.06%           10.98%   19.62%   20.48%  10.06%(4)


MINNESOTA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.68    $7.82    $7.72    $8.28            $7.68    $7.82    $7.73   $8.22
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.42     0.45     0.45             0.33     0.35     0.38    0.25
  Net realized and
    unrealized gain
   (loss) on investments ..              0.11    (0.12)    0.11    (0.44)            0.11    (0.12)    0.10   (0.49)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
   operations .............              0.51     0.30     0.56     0.01             0.44     0.23     0.48   (0.24)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.42)   (0.45)   (0.45)           (0.33)   (0.35)   (0.38)  (0.25)
  Distributions
    (from net realized
    capital gains) ........                --    (0.02)   (0.01)   (0.12)              --    (0.02)   (0.01)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.40)   (0.44)   (0.46)   (0.57)           (0.33)   (0.37)   (0.39)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.79    $7.68    $7.82    $7.72            $7.79    $7.68    $7.82   $7.73
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            6.85%    3.99%    7.61%    0.12%            5.89%    3.06%    6.45% (3.08)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $121,674 $126,173 $132,716 $134,990           $1,799   $2,036   $2,237  $1,649
Ratio of expenses to
  average net assets ......             0.85%    0.81%    0.87%    0.85%            1.75%    1.71%    1.85%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.21%    5.47%    5.89%    5.70%            4.31%    4.57%    4.92%   4.68%(3)
Portfolio turnover rate ...             6.88%   26.89%    5.57%    3.30%            6.88%   26.89%    5.57%   3.30%(4)


---------
See footnotes on page 60.

MISSOURI FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.71    $7.70    $7.41    $8.31            $7.72    $7.70    $7.41   $8.20
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.39     0.40     0.40             0.31     0.32     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.19     0.08     0.36    (0.79)            0.18     0.09     0.36   (0.79)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.57     0.47     0.76    (0.39)            0.49     0.41     0.68   (0.57)
Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.39)   (0.40)   (0.40)           (0.31)   (0.32)   (0.32)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.08)   (0.07)   (0.07)   (0.11)           (0.08)   (0.07)   (0.07)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.46)   (0.47)   (0.51)           (0.39)   (0.39)   (0.39)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.82    $7.71    $7.70    $7.41            $7.82    $7.72    $7.70   $7.41
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.70%    6.27%   10.67%  (4.85)%            6.60%    5.46%    9.49% (7.16)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,766  $49,941  $51,169  $52,621             $474     $565     $515    $350
Ratio of expenses to
  average net assets ......             0.89%    0.86%    0.88%    0.74%            1.80%    1.76%    1.98%   1.70%(3)
Ratio of net investment
  income to average
  net assets ..............             4.93%    5.03%    5.31%    5.18%            4.02%    4.13%    4.23%   4.27%(3)
Portfolio turnover rate ...             6.47%    8.04%    3.88%   14.33%            6.47%    8.04%    3.88%  14.33%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.39                              $0.32   $0.22
  Ratios:
  Expenses to average
    net assets ............                               0.93%    0.88%                              2.03%   1.80%(3)
  Net investment
    income to average
    net assets ............                               5.26%    5.04%                              4.18%   4.17%(3)

NEW JERSEY FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.60    $7.59    $7.40    $8.24            $7.68    $7.67    $7.48   $8.14
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.39     0.39     0.41             0.31     0.33     0.33    0.23
  Net realized and
    unrealized gain
   (loss) on investments ..              0.21     0.01     0.29    (0.74)            0.21     0.01     0.29   (0.66)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.57     0.40     0.68    (0.33)            0.52     0.34     0.62   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.39)   (0.39)   (0.41)           (0.31)   (0.33)   (0.33)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.25)      --    (0.10)   (0.10)           (0.25)      --    (0.10)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.61)   (0.39)   (0.49)   (0.51)           (0.56)   (0.33)   (0.43)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.56    $7.60    $7.59    $7.40            $7.64    $7.68    $7.67   $7.48
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.96%    5.37%    9.77%  (4.25)%            7.10%    4.56%    8.79% (5.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $62,597  $66,293  $73,561  $73,942           $1,282   $1,152   $1,190    $986
Ratio of expenses to
  average net assets ......             1.06%    1.02%    1.01%    0.90%            1.83%    1.79%    1.89%   1.75%(3)
Ratio of net investment
  income to average
  net assets ..............             4.90%    5.06%    5.29%    5.24%            4.13%    4.29%    4.45%   4.37%(3)
Portfolio turnover rate ...            20.22%   25.65%    4.66%   12.13%           20.22%   25.65%    4.66%  12.13%(4)
Without management fee
  waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.40                              $0.33   $0.22
  Ratios:
  Expenses to average
    net assets ............                               1.06%    1.07%                              1.94%   1.87%(3)
  Net investment income to
    average net assets ....                               5.24%    5.07%                              4.40%   4.25%(3)


---------
See footnotes on page 60.

NEW YORK FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.98    $7.86    $7.67    $8.75            $7.98    $7.87    $7.67   $8.55
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.41     0.42     0.42     0.43             0.34     0.34     0.34    0.23
  Net realized and
    unrealized gain
    (loss) on investments .              0.32     0.12     0.36    (0.88)            0.33     0.11     0.37   (0.88)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.73     0.54     0.78    (0.45)            0.67     0.45     0.71   (0.65)
Less distributions:
  Dividends (from net
    investment income) ....             (0.41)   (0.42)   (0.42)   (0.43)           (0.34)   (0.34)   (0.34)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.02)      --    (0.17)   (0.20)           (0.02)      --    (0.17)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.43)   (0.42)   (0.59)   (0.63)           (0.36)   (0.34)   (0.51)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.28    $7.98    $7.86    $7.67            $8.29    $7.98    $7.87   $7.67
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             9.45%    6.97%   10.93%  (5.37)%            8.60%    5.86%    9.87% (7.73)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $83,528  $82,719  $83,980  $90,914           $1,572   $1,152     $885    $476
Ratio of expenses to
  average net assets ......             0.82%    0.77%    0.88%    0.87%            1.73%    1.68%    1.96%   1.81%(3)
Ratio of net investment
  income to average
  net assets ..............             5.09%    5.24%    5.52%    5.31%            4.18%    4.33%    4.42%   4.39%(3)
Portfolio turnover rate ...            23.83%   25.88%   34.05%   28.19%           23.83%   25.88%   34.05%  28.19%(4)


NORTH CAROLINA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.84    $7.74    $7.30    $8.22            $7.83   $7.74     $7.29   $8.17
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----

Investment operations:
  Net investment income ...              0.37     0.37     0.39     0.41             0.31     0.31     0.33    0.23
  Net realized and
    unrealized gain
   (loss) on investments ..              0.24     0.11     0.45    (0.87)            0.25     0.10     0.46   (0.88)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.61     0.48     0.84    (0.46)            0.56     0.41     0.79   (0.65)
Less distributions:
  Dividends (from net
    investment income) ....             (0.37)   (0.37)   (0.39)   (0.41)           (0.31)   (0.31)   (0.33)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.03)   (0.01)   (0.01)   (0.05)           (0.03)   (0.01)   (0.01)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.40)   (0.38)   (0.40)   (0.46)           (0.34)   (0.32)   (0.34)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.05    $7.84    $7.74    $7.30            $8.05    $7.83    $7.74   $7.29
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.01%    6.39%   11.92%  (5.80)%            7.33%    5.45%   11.19% (8.15)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $32,684  $35,934  $37,446  $38,920           $1,217   $1,232   $1,257  $1,282
Ratio of expenses to
  average net assets ......             1.09%    1.05%    0.82%    0.44%            1.85%    1.81%    1.64%   1.27%(3)
Ratio of net investment
  income to average
  net assets ..............             4.66%    4.75%    5.21%    5.29%            3.90%    3.99%    4.42%   4.49%(3)
Portfolio turnover rate ...            13.04%   15.12%    4.38%   15.61%           13.04%   15.12%    4.38%  15.61%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                      $0.37    $0.36    $0.35                     $0.31    $0.31   $0.20
  Ratios:
  Expenses to average
    net assets ............                      1.06%    1.18%    1.13%                     1.82%    2.00%   1.95%(3)
  Net investment income to
    average net assets ....                      4.74%    4.85%    4.60%                     3.98%    4.06%   3.82%(3)


---------
See footnotes on page 60.

OHIO FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.09    $8.11    $7.90    $8.77            $8.13    $8.15    $7.92   $8.61
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.42     0.43     0.44     0.44             0.35     0.36     0.36    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.17     0.02     0.28    (0.70)            0.17     0.02     0.30   (0.69)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.45     0.72    (0.26)            0.52     0.38     0.66   (0.45)
Less distributions:
  Dividends (from net
    investment income) ....             (0.42)   (0.43)   (0.44)   (0.44)           (0.35)   (0.36)   (0.36)  (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.07)   (0.04)   (0.07)   (0.17)           (0.07)   (0.04)   (0.07)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.49)   (0.47)   (0.51)   (0.61)           (0.42)   (0.40)   (0.43)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period                         $8.19    $8.09    $8.11    $7.90            $8.23    $8.13    $8.15   $7.92
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.54%    5.68%    9.59%  (3.08)%            6.57%    4.74%    8.67% (5.36)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $154,419 $162,243 $170,191 $171,469           $1,160   $1,011     $660    $324
Ratio of expenses to
  average net assets ......             0.81%    0.77%    0.84%    0.84%            1.71%    1.67%    1.93%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.19%    5.32%    5.56%    5.34%            4.29%    4.42%    4.48%   4.41%(3)
Portfolio turnover rate ...            11.76%   12.90%    2.96%    9.37%           11.76%   12.90%    2.96%   9.37%(4)


OREGON FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.65    $7.66    $7.43    $8.08            $7.64    $7.65    $7.43   $8.02
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.40     0.40     0.40             0.31     0.33     0.33    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.26       --     0.25    (0.59)            0.27       --     0.24   (0.59)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.64     0.40     0.65    (0.19)            0.58     0.33     0.57   (0.37)
Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.40)   (0.40)   (0.40)           (0.31)   (0.33)   (0.33)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.04)   (0.01)   (0.02)   (0.06)           (0.04)   (0.01)   (0.02)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.42)   (0.41)   (0.42)   (0.46)           (0.35)   (0.34)   (0.35)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
   end of period ..........             $7.87    $7.65    $7.66    $7.43            $7.87    $7.64    $7.65   $7.43
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.60%    5.27%    9.05%  (2.38)%            7.77%    4.33%    7.86% (4.76)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $55,239  $57,345  $59,549  $59,884           $1,678   $1,540   $1,495    $843
Ratio of expenses to
   average net assets .....             0.90%    0.86%    0.86%    0.78%            1.80%    1.76%    1.83%   1.72%(3)
Ratio of net investment
  income to average
  net assets ..............             4.88%    5.18%    5.40%    5.20%            3.98%    4.28%    4.41%   4.32%(3)
Portfolio turnover rate ...            19.46%   28.65%    2.47%    9.43%           19.46%   28.65%    2.47%   9.43%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                               $0.40    $0.39                              $0.33   $0.22
  Ratios:
  Expenses to average
    net assets ............                               0.91%    0.89%                              1.88%   1.82%(3)
  Net investment income to
    average net assets ....                               5.35%    5.09%                              4.36%   4.22%(3)


---------
See footnotes on page 60.

PENNSYLVANIA FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.82    $7.79    $7.55    $8.61            $7.81    $7.78    $7.54   $8.37
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.38     0.38     0.39             0.30     0.32     0.31    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.24     0.12     0.37    (0.80)            0.24     0.12     0.37   (0.83)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.60     0.50     0.75    (0.41)            0.54     0.44     0.68   (0.61)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.38)   (0.38)   (0.39)           (0.30)   (0.32)   (0.31)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.10)   (0.09)   (0.13)   (0.26)           (0.10)   (0.09)   (0.13)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.47)   (0.51)   (0.65)           (0.40)   (0.41)   (0.44)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.96    $7.82    $7.79    $7.55            $7.95    $7.81    $7.78   $7.54
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.89%    6.57%   10.55%  (5.00)%            7.07%    5.76%    9.53% (7.50)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $30,092  $31,139  $33,251  $34,943             $816     $876     $426     $43
Ratio of expenses to
  average net assets ......             1.19%    1.11%    1.21%    1.16%            1.96%    1.88%    2.23%   2.00%(3)
Ratio of net investment
  income to average
  net assets ..............             4.60%    4.82%    5.05%    4.91%            3.83%    4.05%    4.10%   4.20%(3)
Portfolio turnover rate ...            32.99%    4.56%   11.78%    7.71%           32.99%    4.56%   11.78%   7.71%(4)


SOUTH CAROLINA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.07    $7.97    $7.61    $8.52            $8.06    $7.97    $7.61   $8.42
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.41     0.41     0.41             0.33     0.34     0.34    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.22     0.12     0.37    (0.79)            0.23     0.11     0.37   (0.81)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.62     0.53     0.78    (0.38)            0.56     0.45     0.71   (0.59)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.41)   (0.41)   (0.41)           (0.33)   (0.34)   (0.34)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.13)   (0.02)   (0.01)   (0.12)           (0.13)   (0.02)   (0.01)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.53)   (0.43)   (0.42)   (0.53)           (0.46)   (0.36)   (0.35)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----

Net asset value,
  end of period ...........             $8.16    $8.07    $7.97    $7.61            $8.16    $8.06    $7.97   $7.61
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.99%    6.82%   10.69%    (4.61)           7.15%    5.73%    9.63% (7.14)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $101,018 $108,163 $112,421 $115,133           $3,663   $2,714   $1,704  $1,478
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.88%    0.83%            1.75%    1.70%    1.85%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.04%    5.15%    5.38%    5.12%            4.13%    4.25%    4.40%   4.29%(3)
Portfolio turnover rate ...                --   20.66%    4.13%   1 .81%               --   20.66%    4.13%   1.81%(4)



-------------------
(1) Commencement of offering of Class D shares.
(2) Not annualized.
(3) Annualized.
(4) For the year ended September 30, 1994.
(5) During the periods presented, Seligman, at its discretion, waived a portion of its fee.

HOW TO CONTACT US

THE FUND                      Write:    Corporate Communications/Investor
                                        Relations Department
                                        J. & W. Seligman & Co. Incorporated
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-7844 in the US or
                                        (212) 850-1864 outside the US

                              Website:  http://www.seligman.com



YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:    Shareholder Services Department
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-2450 in the US or
                                        (212) 682-7600 outside the US

                              Website:  http://www.seligman.com



YOUR RETIREMENT
ACCOUNT                       Write:    Retirement Plan Services
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
       24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL  REPORTS  CONTAIN  ADDITIONAL  INFORMATION  ABOUT THE  FUND'S
INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

--------------------------------------------------------------------------------






                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017





Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBERS: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                         SELIGMAN MUNICIPAL SERIES TRUST

                 Seligman California Municipal High-Yield Series
                  Seligman California Municipal Quality Series


                       Statement of Additional Information
                                February 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of the Seligman Municipal Funds, dated February 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.




                                Table of Contents

      Fund History .........................................................  2
      Description of the Funds and Their Investments and Risks .............  2
      Management of the Funds ..............................................  8
      Control Persons and Principal Holders of Securities................... 12
      Investment Advisory and Other Services ............................... 13
      Brokerage Allocation and Other Practices ............................. 17
      Shares of Beneficial Interest and Other Securities ................... 18
      Purchase, Redemption, and Pricing of Shares .......................... 19
      Taxation of the Funds ................................................ 23
      Underwriters.......................................................... 25
      Calculation of Performance Data ...................................... 28
      Financial Statements.................................................. 31
      General Information................................................... 31
      Appendix A ........................................................... 33
      Appendix B ........................................................... 36
      Appendix C ........................................................... 42

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

            Description of the Funds and Their Investments and Risks

Classification

Seligman Municipal Series Trust is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, two of which are discussed in this SAI:

Seligman California Municipal High-Yield Series (High-Yield Fund)
Seligman California Municipal Quality Series (Quality Fund)
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain.

The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the medium to lowest rating categories of Moody's Investors Service (Moody's) (Baa or lower for bonds) or Standard & Poor's Corporation (S&P (BBB or lower for bonds). The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

The Quality Fund is expected to invest, without limitations, in municipal securities which on the date of purchase are rated within the three highest rating categories of Moody's or S&P.

Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.

California Municipal Securities. California Municipal Securities notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940 (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Each Fund, with respect to 75% of its assets, will not purchase any revenue bonds if as a result of such purchase more than 5% of such Fund's assets would be invested in the revenue bonds of a single issuer.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In Unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Particicpation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Directors may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Directors. The Board of Directors would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentality's are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentality's);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 1998 and 1997 were 10.75% and 22.42%, respectively. The portfolio turnover rates for the Quality Fund for the fiscal years ended September 30, 1998 and 1997 were 30.82% and 12.16%, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information

Trustees and officers of the Funds, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

      William C. Morris*         Trustee, Chairman of the        Chairman, J. & W. Seligman & Co. Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College; and a Member of the Board of
                                                                 Governors of the Investment Company Institute.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Trustee, President and Member   Director and President, J. & W. Seligman & Co.
             (46)                of the Executive Committee      Incorporated; President (with the exception of
                                                                 Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Director, Seligman Advisors,
                                                                 Inc., Seligman Services, Inc., and Seligman Henderson
                                                                 Co.

     Richard R. Schmaltz*        Trustee and Member of the       Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment companies;
                                                                 Director, Seligman Henderson Co., and Trustee Emeritus of Colby
                                                                 College. Formerly, Director, Investment Research at
                                                                 Neuberger & Berman from May 1993 to September 1996.


        John R. Galvin           Trustee                         Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman, American Council
        Packard Avenue,                                          on Germany; a Governor of the Center for Creative
       Medford, MA 02155                                         Leadership; Director; Raytheon Co., electronics;
                                                                 National Defense University; and the Institute for
                                                                 Defense Analysis.  Formerly, Director, USLIFE
                                                                 Corporation; Ambassador, U.S. State Department for
                                                                 negotiations in Bosnia; Distinguished Policy Analyst
                                                                 at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United
                                                                 States Military Academy.  From June, 1987 to June,
                                                                 1992, he was the Supreme Allied Commander, Europe and
                                                                 the Commander-in-Chief, United States European
                                                                 Command.

       Alice S. Ilchman          Trustee                         Retired President, Sarah Lawrence College; Director
             (63)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Director, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic organization;
                                                                 and Director, NYNEX, telephone company; and International
                                                                 Research and Exchange Board, intellectual exchanges.


       Frank A. McPherson        Trustee                         Retired Chairman and Chief Executive Officer of
              (65)                                               Kerr-McGee Corporation; Director or Trustee, the
    123 Robert S. Kerr Ave.                                      Seligman Group of investment companies; Director,
   Oklahoma City, OK  73102                                      Kimberly-Clark Corporation, consumer products; Bank
                                                                 of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
                                                                 Research Foundation; and National Boys and Girls Clubs of
                                                                 America; and Member of the Business Roundtable and National
                                                                 Petroleum Council. Formerly, Chairman, Oklahoma City Public
                                                                 Schools Foundation; and Director, Federal Reserve System's
                                                                 Kansas City Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow           Trustee                         Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and The New York and Presbyterian Hospital;
                                                                 Chairman, American Australian Association; and The New York
                                                                 and Presbyterian Hospital Care Network, Inc.; Vice-Chairman,
                                                                 the U.S.-New Zealand Council; and Member of the American Law
                                                                 Institute and Council on Foreign Relations.



        Betsy S. Michel          Trustee                         Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, the Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney          Trustee                         Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies. Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility
             07962

       James Q. Riordan          Trustee                         Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Co., Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer          Trustee                         Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     235 East 42nd Street,                                       Formerly, Director, USLIFE Corporation.
      New York, NY 10017

       James N. Whitson          Trustee                         Director and Consultant, Sammons Enterprises, Inc.;
             (63)                                                Director or Trustee, the Seligman Group of investment
      300 Crescent Court,                                        companies; C-SPAN; and CommScope, Inc. manufacturer
           Suite 700                                             of coaxial cables.  Formerly, Executive Vice
       Dallas, TX 75202                                          President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

        Thomas G. Moles          Vice President and Senior       Director and Managing Director, J. & W. Seligman &
              (56)               Portfolio Manager               Co. Incorporated; Vice President and Senior Portfolio
                                                                 Manager, three other open-end investment companies in
                                                                 the Seligman Group; President and Senior Portfolio
                                                                 Manager, Seligman Quality Municipal Fund, Inc. and
                                                                 Seligman Select Municipal Fund, Inc., closed-end
                                                                 investment companies; and Director, Seligman
                                                                 Advisors, Inc. and Seligman Services, Inc.

       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman Group
                                                                 of investment companies; and Seligman Services, Inc.,
                                                                 and Treasurer, Seligman Henderson Co.

        Frank J. Nasta           Secretary                       Senior Vice President, Law and Regulation and
             (34)                                                Corporate Secretary, J. & W. Seligman & Co.
                                                                 Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc., and
                                                                 Seligman Data Corp.

         Thomas G. Rose          Treasurer                       Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Trustees and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate      Retirement Benefits          from Funds and
            Name and                                 Compensation     Accrued as Part of         Fund Complex Paid
       Position with Funds                          from Funds (1)       Fund Expenses           to Directors (1)(2)
       -------------------                          --------------    -------------------       -------------------
William C. Morris, Trustee and Chairman                     N/A          N/A                               N/A
Brian T. Zino, Trustee and President                        N/A          N/A                               N/A
Richard R. Schmaltz, Trustee                                N/A          N/A                               N/A
John R. Galvin, Trustee                              $                   N/A                     $
Alice S. Ilchman, Trustee                                                N/A
Frank A. McPherson, Trustee                                              N/A
John E. Merow, Trustee                                                   N/A
Betsy S. Michel, Trustee                                                 N/A
James C. Pitney, Trustee                                                 N/A
James Q. Riordan, Trustee                                                N/A
Robert L. Shafer, Trustee                                                N/A
James N. Whitson, Trustee                                   (d)          N/A                               (d)

----------
(1) For the Funds' fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Trustees was increased by $1,000, which is allocated among all funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Funds have a compensation arrangement under which outside trustees may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including interest) payable in respect of the Funds to Mr. Whitson as of September 30, 1998 was $__________. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $__________ and $__________, respectively, as of September 30, 1998.

Seligman Municipal Series Trust has applied for and received exemptive relief that would permit a trustee who has elected deferral of his or her fees to choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the trustee. The Funds may, but are not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

Sales Charges

Class A shares of the Funds may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Funds.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of November 2, 1998, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of November 2, 1998, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246 owned of record more than 5% of the outstanding shares of a class of each Fund, as follows:
                                                   Percentage of Total
                                                  Outstanding Shares of
         Fund                    Class            the Class of the Fund
         ----                    -----            ---------------------
     High-Yield Fund                A                     8.41%
     Quality Fund                   A                     7.88

Management Ownership

Trustees and officers of the Funds as a group owned less than 1% of the outstanding Class A shares of beneficial interest of the High-Yield Fund at November 2, 1998. As of the same date, no Trustees or officers of the Funds owned any Class A shares of beneficial interest of the Quality Fund or any Class D shares of beneficial interest of either Fund.

                     Investment Advisory and Other Services

Investment Adviser

J. & W. Seligman & Co. Incorporated (Seligman) manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended September 30, 1998, 1997, and 1996.

                                                                  Percentage of
                          Fiscal Year        Management          Average Daily
Fund                         Ended           Fee Paid($)         Net Assets (%)
----                         -----           -----------         --------------
High-Yield Fund             9/30/98            303,287                 .50
                            9/30/97            266,730                 .50
                            9/30/96            252,643                 .50

Quality Fund                9/30/98            422,776                 .50
                            9/30/97            461,278                 .50
                            9/30/96            483,174                 .50

The Funds pay all of their expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund's Management Agreement was unanimously approved by the Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management of the Funds" as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Adviser

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     as a % of             as a % of Net              As a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than  $ 50,000                     4.75%                  4.99%                    4.25%
$50,000  -  $ 99,999                    4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000  and over(2)                  0                       0                        0

----------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Rule 12b-1 Plan

Seligman Municipal Series Trust has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of each Fund's Class A and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in a Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund.

Under the 12b-1 Plan, each Fund reimburses Seligman Advisors for its actual expenses incurred with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees. In the event that Seligman Advisors is not fully reimbursed for expenses or payments made to Service Organizations with respect to Class A shares in any fiscal year, such unreimbursed amounts cannot be carried over to be paid in any other fiscal year. The total amount paid to Seligman Advisors for the year ended September 30, 1998 in respect of each Fund's Class A shares pursuant to the 12b-1 Plan was as follows:

                                            Total                  % of Average
      Fund                                Fees Paid                 Net Assets
      ----                                ---------                 ----------
      High-Yield Fund                      $50,741                      .09%
      Quality Fund                          79,348                      .09

Under the 12b-1 Plan, each Fund reimburses Seligman Advisors for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares.

Proceeds from the Class D fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service on shareholder accounts) and will initially be used by Seligman Advisors to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The total amount paid for the year ended September 30, 1998 by each Fund's Class D shares pursuant to the 12b-1 Plan was 1% per annum of the average daily net assets of Class D shares, as follows:


                                                   Total
             Fund                                Fees Paid
             ----                                ---------
             High-Yield Fund                      $50,584
             Quality Fund                          19,564

The amounts expended by Seligman Advisors in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from 12b-1 Plan payments retained. Expenses with respect to Class D shares in one fiscal year of the Fund may be paid from Class D 12b-1 Plan fees received from the Fund in any other fiscal year. For the fiscal year ended September 30, 1998 there were $_____ of unreimbursed expenses incurred under the 12b-1 Plan with respect to Class D shares. This amount is equal to _____% of the net assets of Class D at September 30, 1997.

Fees paid by the Funds under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred with respect to any other class, any other Fund, or any other Seligman mutual fund. Expenses attributable a Fund as a whole will be allocated to that Fund's Class A and Class D shares in accordance with a methodology approved by the Trustees. The Funds may participate in joint distribution activities with other Seligman mutual funds, and the expenses of such activities will be allocated among such funds in accordance with a methodology approved by the Trustees.

During the Funds' fiscal year ended September 30, 1998, the payments made by each Fund to Seligman Advisors under the 12b-1 Plan were spent on the following activities in the following amounts:

                                  Printing and
                                   Mailing of
                                  Prospectuses
                                 to other than   Compensation    Compensation      Interest, Carrying,
                                    Current       to Service          to                or Other
Fund/Class         Advertising    Shareholders   Organizations  Sales Personnel      Finance Charges           Other
----------         -----------    ------------   -------------  ---------------      ---------------           -----
High-Yield/A
High-Yield /D

Quality/A
Quality/D

The 12b-1 Plan was approved on July 16, 1992 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Trustees") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Funds be made by such disinterested Trustees.

Seligman Services, Inc. (SSI), an affiliate of Seligman, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Funds pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, SSI received distribution and service fees from the Funds pursuant to the 12b-1 Plan, as follows:

                                Distribution and Service Fees Paid to SSI
                                -----------------------------------------
       Fund                          1998           1997          1996
       ----                          ----           ----          ----
                                                  $1,414        $1,592
       High-Yield Fund                             2,688         2,241
       Quality


                    Brokerage Allocation and Other Practices


Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Funds. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each.

There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, no brokerage commissions were paid by either of the Funds.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Funds than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage

During the Funds' fiscal year ended September 30, 1998 neither the Funds nor Seligman directed any of the Funds' brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 1998, none of the Funds acquired securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

Seligman Municipal Series Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has two classes, designated Class A and Class D shares. Each share of a Fund's Class A and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. Seligman Municipal Series Trust has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the multiples plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

Seligman Municipal Series Trust has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Dean Witter Reynolds, Inc. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that a Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1)

$500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Funds' Systematic Withdrawal Plan to withdraw up to 10 of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

The securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class D shares are sold at NAV1. Using each Class's NAV at September 30, 1998, the maximum offering price of the Funds' shares is as follows:

                                     Class A


                          NAV           Maximum Sales Charge     Offering Price
Fund                   Per Share     (4.75% of Offering Price)      to Public
----                   ---------     -------------------------      ---------
High-Yield Fund          $6.80                 .34                    $7.14
Quality Fund              7.21                 .36                     7.57


                                     Class D


                                            NAV and Offering
               Fund                        Price Per Share(1)
               ----                        ------------------
               High-Yield Fund                  $6.80
               Quality Fund                      7.19

(1) Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

California Taxes

In the opinion of ___________________, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes to the extent such Fund distributions are exempt from California personal income tax.

Prospective investors should be aware that an investment in theses Fund may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Municipal Fund Series and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended September 30, 1998, 1997, and 1996 are shown below. Also shown are the amounts of the sales charges that were retained by Seligman Advisors, as well as the amount of CDSC on Class A shares that Seligman Advisors retained.

                                                     1998


                     Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                          by Shareholders         Charges Retained by              Retained
Fund                     on Class A Shares          Seligman Advisors        by Seligman Advisors
----                     -----------------          -----------------        --------------------
High-Yield Fund
Quality Fund


                                                     1997

                     Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                          by Shareholders         Charges Retained by              Retained
Fund                     on Class A Shares          Seligman Advisors        by Seligman Advisors
----                     -----------------          -----------------        --------------------
High-Yield Fund            $146,934                  $17,268                     --
Quality Fund                 55,181                    6,928                     --


                                                     1996

                     Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                          by Shareholders         Charges Retained by              Retained
Fund                     on Class A Shares          Seligman Advisors        by Seligman Advisors
----                     -----------------          -----------------        --------------------
High-Yield Fund            $114,640                  $14,028                     --
Quality Fund                118,847                   14,194                     --


For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Advisors retained CDSC charges on Class D shares in the following amounts:


                                            Amount of Class D CDSC
Fund                                    Retained by Seligman Advisors
----                                 -----------------------------------
                                     1998            1997           1996
                                     ----            ----           ----
High-Yield Fund                                     $1,362           $443
Quality Fund                                         1,420            526

Compensation

Seligman Advisors received the following commissions and other compensation from the Funds during its fiscal year ended September 30, 1998:

                         Net Underwriting      Compensation on
                          Discounts and        Redemptions and         Brokerage               Other
Fund                       Commissions           Repurchases          Commissions         Compensation(1)
----                       -----------           -----------          -----------         ---------------
High-Yield Fund
Quality Fund

(1)

SSI is eligible to receive commissions from certain sales of Fund shares. For the Fund's fiscal years ended September 30, 1998, 1997, and 1996, SSI received commissions in the following amounts:



Fund                                         Commissions Paid to SSI
----                                   -----------------------------------
                                       1998            1997           1996
                                       ----            ----           ----
High-Yield Fund                                      $1,414           $ 28
Quality Fund                                          2,688          2,241

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" (as defined under "Purchase of Shares--Eligible Employee Benefit Plans") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The annualized yield for the 30-day period ended September 30, 1998 for the Class A shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1998, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was ____________ and ___________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 1998 were ___% and ___%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 45.22% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares yield, if any, that was attributable to securities the income of which was not tax-exempt.


The average annual total returns for the one-year period ended September 30, 1998 for the Class A shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. The average annual total returns for the five-year period ended September 30, 1998 for the Class A shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. The average annual total returns for the ten-year period ended September 30, 1998 for the Class A shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by each Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period, and the ten-year period of each Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class D

The annualized yields for the 30-day period ended September 30, 1998 of the Class D shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. The annualized yield was computed as for Class A shares by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1998 which was the last day of this period. The average number of Class D shares of the High-Yield Fund and the Quality Fund was ________ and ________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 1998 for the Class D shares of the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Class D shares of the High-Yield Fund and the Quality Fund for the one-year period ended September 30, 1998 were ___% and ___%, respectively. The average annual total return for the period since inception through September 30, 1998 for the High-Yield Fund and the Quality Fund were ___% and ___%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and that all of the dividends and distributions by each Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A and Class D shares for the ten years ended September 30, 1998 or from a Class's inception through September 30, 1998, assuming investment of all dividends and capital gain distributions.


                                                               Class A
                                                               -------

        Fund/             Value of          Value of                        Total Value
        Year              Initial         Capital Gain       Value of            Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
     High-Yield
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %


        Fund/             Value of          Value of                        Total Value
        Year              Initial         Capital Gain       Value of            Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
      Quality
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %


                                                                Class D
                                                                -------

        Fund/             Value of          Value of                        Total Value
        Year              Initial         Capital Gain       Value of            of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
     High-Yield
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Quality
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

----------
(1) For the ten-year period ended September 30, 1998 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset vale of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

A Fund's total return and average annual total return for Class A shares quoted above does not reflect the deduction of fees paid under the 12b-1 Plan for periods prior to January 1, 1993. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements

The Annual Report to Shareholders of Seligman Municipal Series Trust for the fiscal year ended September 30, 1998 contains a schedule of the investments of each Fund as of September 30, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Auditors. _____________, independent auditors, have been selected as auditors of the Funds. Their address is __________.

                                   Appendix A

Moody's Investors Service, Inc. ("Moody's")

Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

     Moody's ratings for Municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")

Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.


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

                                   Appendix B

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                       IN CALIFORNIA MUNICIPAL SECURITIES

     The following information as to certain California considerations is given to investors in view of the Fund's policy of investing primarily in securities of California issuers. Such information is derived from sources that are generally available to investors and is believed by Seligman to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. California's economy is approaching a major milestone in 1997 as gross state domestic product is expected to pass the $1 trillion mark. As a stand alone economy, California's economy would rank seventh in the world, ahead of China's and behind the United Kingdom. The State's August 1, 1996 population of 32.4 million represents over 12 percent of the total United States population, with total employment over 14 million.

     From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession.

     California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture/television production; growth is also strong in business services, export trade, and manufacturing, with even the aerospace sector now showing increased employment. The State's economy is now much more balanced and diversified than it was during the 1980's. Nonresidential real estate construction has grown rapidly in response to the growth in the economy. Residential construction has been growing slowly since the depths of the recession, but remains much lower (as measured by annual new unit permits) than the late 1980's.

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the Bonds or other voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation", with respect to the State, are authorizations to spend "proceeds of taxes", which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service", but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g. cigarettes and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to local school and community college ("K-14") districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     For the 1996-1997 Fiscal Year, the State Appropriations Limit and the Appropriations Subject to Limit were estimated to be $42.0 and $35.3 billion, respectively, resulting in an amount under the limit of approximately $6.7 billion. For the 1997-1998 Fiscal Year, the State Appropriations Limit and Appropriations Subject to Limit are estimated to be $44.8 and $38.0 billion, respectively, resulting in an amount under the limit of approximately $6.8 billion.

Proposition 98

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by two-thirds vote of both houses and with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools. The 1997-1998 Budget Act contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion increased spending is allocated to prior fiscal years.

Fiscal Years Prior to 1995-96

     Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and State welfare reform initiatives.

     As a result of these factors and others, and especially because a severe recession between 1990-1994 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its reserve the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of program responsibilities and funding from State to local governments; transfers of or about $3.6 billion in annual local property tax revenues to local school districts, thereby reducing

State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget),most of which were for a short duration.

     Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants issued in July, 1994 and maturing on April 25, 1996.

1995-96 and 1996-97 Fiscal Years

     With the end of the recession, and a growing economy starting in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the State's budget reserve (the SEFU) to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

     In each of these two fiscal years, the State budget contained the following major features:

     1. Expenditures for K-14 schools grew significantly, as the new revenues were directed to school spending under Proposition 98. This new money allowed several new education initiatives to be funded, and raised K-12 per-pupil spending to around $4,900 by Fiscal Year 1996-97.

     2. The budgets restrained health and welfare spending levels, holding to the reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

     3. General Fund support for the University of California and California State Universities grew by an average of 5.2 percent and 3.3 percent per year, respectively, and there were no increases in student fees.

     4. General Fund support for the Department of Corrections grew as needed to meet increased prison populations. No new prisons were approved for construction, however.

     5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

     As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was not any dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

Current State Budget

     The discussion below of the 1997-98 Fiscal Year budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

     1997-98 Fiscal Year

     On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion, which would leave a budget reserve in the SFEU of about $500 million. The Proposed Budget included provisions for a further 10% cut in Bank and Corporate Taxes, which ultimately was not enacted by the Legislature.

     At the time of the May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issued to be resolved including final agreement on State welfare reform, increase in State employee salaries and consideration of a tax cut proposed by the Governor.

     In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principle amount of the improperly deferred payments from 1995-96 and 1996-97.

     Fiscal Year 1997-98 Budget Act

     Once the pension payment eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds.

     The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

     The following are major features of the 1997-98 Budget Act:

     1. For the second year in a row, the Budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years. Funds are provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

     2. The Budget Act reflects the $1.235 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There is no provision for any additional payments relating to this court case.

     3. Continuing the third year of a four-year "compact" which the Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

     5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

     6. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal aliens.

     7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

     Prior to the end of the Legislative Session on September 13, 1997, the Legislature passed a bill restoring $203 million of education-related expenditures which the Governor had vetoed in the original Budget Act, based on agreement with the Governor on an education testing program. The Governor signed several bills implementing a new education testing program, and is expected to sign the bill to restore the funding. The Legislature also passed a bill to restore $48 million of welfare cost savings which had been part of earlier legislation vetoed by the Governor. This bill was signed by the Governor in early October.

     Also prior to the end of the Legislative Session, the Legislature passed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Governor signed most of these bills in early October, with a few bills remaining to be signed. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years. The Department further estimates that a small projected revenue loss in Fiscal Year 1997-98 will be more than offset by increased Personal Income Tax receipts which will be generated by the new, more favorable federal state and state capital gains tax rate.

Litigation

     Certain litigation is pending against California or its officer or employees that, if decided adversely, could require the State to make significant future expenditures or could impair future revenue sources. Among the more significant of these cases are those that involve: (i) liability for damages stemming from the 1986 Yuba River flood. Damages of $500,000 were awarded to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. An appeal has been filed; (ii) two cases concerning AFDC grant payments, one seeking to invalidate grant reductions and the other challenging the authority of the State to grant reductions, with potential liability estimated at $831 million; (iii) lawsuits seeking reimbursement for alleged state-mandated costs for special education programs for handicapped students with potential liability of over $1 billion; (iv) lawsuits related to contamination at the Stringfellow toxic waste site seeking recovery for past cost of clean-up estimated at $200 million to $800 million; (v) challenges to the transfer of over $900 million from Special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1993 - 1996; (vi) challenges to the amendment of statutes prescribing specific percentages of tobacco tax revenues to be placed in accounts to be used for health education, research programs and medical treatment programs involving appropriations of approximately $166 million.

Orange County Bankruptcy

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund and Seligman Quality Municipal Fund, two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

*
                         SELIGMAN MUNICIPAL SERIES TRUST

                        Seligman Florida Municipal Series

                       Statement of Additional Information
                                February 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of the Seligman Municipal Funds, dated February 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

     Fund History .....................................................   2
     Description of the Fund and Its Investments and Risks ............   2
     Management of the Fund ...........................................   7
     Control Persons and Principal Holders of Securities...............  12
     Investment Advisory and Other Services ...........................  12
     Brokerage Allocation and Other Practices .........................  16
     Shares of Beneficial Interest and Other Securities ...............  17
     Purchase, Redemption, and Pricing of Shares ......................  17
     Taxation of the Fund .............................................  22
     Underwriters......................................................  24
     Calculation of Performance Data ..................................  25
     Financial Statements..............................................  28
     General Information...............................................  28
     Appendix A .......................................................  30
     Appendix B .......................................................  33
     Appendix C .......................................................  35

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and Its Investments and Risks

Classification

Seligman Municipal Series Trust is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, one of which is discussed in this SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series (Florida Fund)
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Prospectus.

The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Florida Municipal Securities. Florida Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940 (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund, with respect to 75% of its assets, will not purchase any revenue bonds if as a result of such purchase more than 5% of such Fund's assets would be invested in the revenue bonds of a single issuer.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In Unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Directors may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Directors. The Board of Directors would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1998 and 1997, were 6.73%% and 33.68%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the Florida municipal market. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

      William C. Morris*         Trustee, Chairman of the        Chairman, J. & W. Seligman & Co. Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College; and a Member of the Board of
                                                                 Governors of the Investment Company Institute.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Trustee, President and Member   Director and President, J. & W. Seligman & Co.
             (46)                of the Executive Committee      Incorporated; President (with the exception of
                                                                 Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Director, Seligman Advisors,
                                                                 Inc., Seligman Services, Inc., and Seligman Henderson
                                                                 Co.

     Richard R. Schmaltz*        Trustee and Member of the       Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies; Director, Seligman Henderson Co., and Trustee
                                                                 Emeritus of Colby College. Formerly, Director, Investment
                                                                 Research at Neuberger & Berman from May 1993 to September
                                                                 1996.

        John R. Galvin           Trustee                         Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman, American Council
        Packard Avenue,                                          on Germany; a Governor of the Center for Creative
       Medford, MA 02155                                         Leadership; Director; Raytheon Co., electronics;
                                                                 National Defense University; and the Institute for
                                                                 Defense Analysis.  Formerly, Director, USLIFE
                                                                 Corporation; Ambassador, U.S. State Department for
                                                                 negotiations in Bosnia; Distinguished Policy Analyst
                                                                 at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United
                                                                 States Military Academy.  From June, 1987 to June,
                                                                 1992, he was the Supreme Allied Commander, Europe and
                                                                 the Commander-in-Chief, United States European
                                                                 Command.

       Alice S. Ilchman          Trustee                         Retired President, Sarah Lawrence College; Director
             (63)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Director, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly, Trustee, The
                                                                 Markle Foundation, philanthropic organization; and Director,
                                                                 NYNEX, telephone company; and International Research and
                                                                 Exchange Board, intellectual exchanges.

       Frank A. McPherson        Trustee                         Retired Chairman and Chief Executive Officer of
              (65)                                               Kerr-McGee Corporation; Director or Trustee, the
     123 Robert S. Kerr Ave.                                     Seligman Group of investment companies; Director,
    Oklahoma City, OK  73102                                     Kimberly-Clark Corporation, consumer products; Bank
                                                                 of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
                                                                 Research Foundation; and National Boys and Girls Clubs of
                                                                 America; and Member of the Business Roundtable and National
                                                                 Petroleum Council. Formerly, Chairman, Oklahoma City Public
                                                                 Schools Foundation; and Director, Federal Reserve System's
                                                                 Kansas City Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow           Trustee                         Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet products;
                                                                 the Foreign Policy Association; Municipal Art Society of New
                                                                 York; the U.S. Council for International Business; and The
                                                                 New York and Presbyterian Hospital; Chairman, American
                                                                 Australian Association; and The New York and Presbyterian
                                                                 Hospital Care Network, Inc.; Vice-Chairman, the U.S.-New
                                                                 Zealand Council; and Member of the American Law Institute
                                                                 and Council on Foreign Relations.

        Betsy S. Michel          Trustee                         Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, the Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney          Trustee                         Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies. Formerly, Director, Public
         P.O. Box 1945,                                          Service Enterprise Group, public utility
      Morristown, NJ 07962

       James Q. Riordan          Trustee                         Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Co., Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer          Trustee                         Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     235 East 42nd Street,                                       Formerly, Director, USLIFE Corporation.
      New York, NY 10017

       James N. Whitson          Trustee                         Director and Consultant, Sammons Enterprises, Inc.;
             (63)                                                Director or Trustee, the Seligman Group of investment
      300 Crescent Court,                                        companies; C-SPAN; and CommScope, Inc. manufacturer
           Suite 700                                             of coaxial cables.  Formerly, Executive Vice
       Dallas, TX 75202                                          President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

        Thomas G. Moles          Vice President and Senior       Director and Managing Director, J. & W. Seligman &
              (56)               Portfolio Manager               Co. Incorporated; Vice President and Senior Portfolio
                                                                 Manager, three other open-end investment companies in
                                                                 the Seligman Group; President and Senior Portfolio
                                                                 Manager, Seligman Quality Municipal Fund, Inc. and
                                                                 Seligman Select Municipal Fund, Inc., closed-end
                                                                 investment companies; and Director, Seligman
                                                                 Advisors, Inc. and Seligman Services, Inc.

       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and Seligman Data
                                                                 Corp.; Vice President, the Seligman Group of investment
                                                                 companies; and Seligman Services, Inc., and Treasurer,
                                                                 Seligman Henderson Co.

        Frank J. Nasta           Secretary                       Senior Vice President, Law and Regulation and
             (34)                                                Corporate Secretary, J. & W. Seligman & Co. Incorporated;
                                                                 Secretary, the Seligman Group of investment companies,
                                                                 Seligman Advisors, Inc., Seligman Henderson Co., Seligman
                                                                 Services, Inc., and Seligman Data Corp.

         Thomas G. Rose          Treasurer                       Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Trustees and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits         from Funds and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Trustee and Chairman                  N/A                 N/A                         N/A
Brian T. Zino, Trustee and President                     N/A                 N/A                         N/A
Richard R. Schmaltz, Trustee                             N/A                 N/A                         N/A
John R. Galvin, Trustee                               $                      N/A                      $
Alice S. Ilchman, Trustee                                                    N/A
Frank A. McPherson, Trustee                                                  N/A
John E. Merow, Trustee                                                       N/A
Betsy S. Michel, Trustee                                                     N/A
James C. Pitney, Trustee                                                     N/A
James Q. Riordan, Trustee                                                    N/A
Robert L. Shafer, Trustee                                                    N/A
James N. Whitson, Trustee                                (d)                 N/A                         (d)

----------
(1) For the Fund's fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Trustees was increased by $1,000, which is allocated among all funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside trustees may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of September 30, 1998 was $________. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $________ and $________, respectively, as of September 30, 1998.

Seligman Municipal Series Trust has applied for and received exemptive relief that would permit a trustee who has elected deferral of his or her fees to choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the trustee. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

Sales Charges

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of November 2, 1998, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of November 2, 1998, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246 owned of record 16.96% of the outstanding Class A shares of the Fund.

Management Ownership

At November 2, 1998, no Trustees or officers of the Fund owned any shares of any class of the Fund.

                     Investment Advisory and Other Services

Investment Adviser

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund paid Seligman management fees in the amount of $220,971, $228,202, and $243,865,respectively. Seligman, in its discretion, waived a portion of its fee from the Fund in 1996.

The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Trustees at a meeting held on June 21, 1990 and was approved by the Florida shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.


Principal Underwriter

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management of the Fund" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Adviser

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

                                                                  Regular Dealer
                               Sales Charge      Sales Charge       Reallowance
                                as a % of        as a % of Net       As a % of
Amount of Purchase          Offering Price(1)   Amount Invested   Offering Price
------------------          -----------------   ---------------   --------------
Less than  $ 50,000               4.75%               4.99%            4.25%
$50,000  -  $ 99,999              4.00                4.17             3.50
$100,000  -  $249,999             3.50                3.63             3.00
$250,000  -  $499,999             2.50                2.56             2.25
$500,000  -  $999,999             2.00                2.04             1.75
$1,000,000  and over(2)            0                   0                0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Rule 12b-1 Plan

Seligman Municipal Series Trust has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund.

Under the 12b-1 Plan, the Fund reimburses Seligman Advisors for its actual expenses incurred with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees. In the event that Seligman Advisors is not fully reimbursed for expenses or payments made to Service Organizations with respect to Class A shares in any fiscal year, such unreimbursed amounts cannot be carried over to be paid in any other fiscal year. The total amount paid to Seligman Advisors for the year ended September 30, 1998 in respect of the Fund's Class A shares pursuant to the 12b-1 Plan was $99,371, which was equal to an annual rate of 0.23% of the Fund's average daily net assets.

Under the 12b-1 Plan, the Fund reimburses Seligman Advisors for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares.

Proceeds from the Class D fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service on shareholder accounts) and will initially be used by Seligman Advisors to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The total amount paid for the year ended September 30, 1998 by the Fund's Class D shares pursuant to the 12b-1 Plan was 1% per annum of the average daily net assets of Class D shares, or $18,293. The amounts expended by Seligman Advisors in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from 12b-1 Plan payments retained. Expenses with respect to Class D shares in one fiscal year of the Fund may be paid from Class D 12b-1 Plan fees received from the Fund in any other fiscal year. For the fiscal year ended September 30, 1998 there were $_____ of unreimbursed expenses incurred under the 12b-1 Plan with respect to Class D shares. This amount is equal to _____% of the net assets of Class D at September 30, 1997.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred with respect to any other class, or any other Seligman mutual fund. Expenses attributable the Fund as a whole will be allocated to the Fund's Class A and Class D shares in accordance with a methodology approved by the Trustees. The Fund may participate in joint distribution activities with other Seligman mutual funds, and the expenses of such activities will be allocated among such funds in accordance with a methodology approved by the Trustees.

During the Fund's fiscal year ended September 30, 1998, the payments made by each Fund to Seligman Advisors under the 12b-1 Plan were spent on the following activities in the following amounts:

                                                                Class A           Class D
                                                                -------           -------
Advertising

Printing and Mailing of Prospectuses to
other than Current Shareholders

Compensation to Service Organizations

Compensation to Sales Personnel

Interest, Carrying, or Other Finance Charges

Other

The 12b-1 Plan was approved on June 21, 1990 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Trustees") and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

Seligman Services, Inc. (SSI), an affiliate of Seligman, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, SSI received distribution and service fees of $_____, $5,302, and $5,070, respectively, pursuant to the 12b-1 Plan.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, no brokerage commissions were paid by the Fund.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Funds than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage

During the Fund's fiscal year ended September 30, 1998 neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 1998, the Fund did not acquire securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

Seligman Municipal Series Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has two classes, designated Class A and Class D shares. Each share of the Fund's Class A and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. Seligman Municipal Series Trust has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the multiples plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

Seligman Municipal Series Trust has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Dean Witter Reynolds, Inc. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Fund's Systematic Withdrawal Plan to withdraw up to 10 of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

The securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class D shares are sold at NAV(1). Using each Class's NAV at September 30, 1998, the maximum offering price of the Fund's shares is as follows:

Class A
-------
     Net asset value per share........................................    $8.07
                                                                          -----

     Maximum sales charge (4.75% of offering price)...................      .40
                                                                          -----

     Offering price to public.........................................    $8.47
                                                                          =====

Class D
-------
     Net asset value and offering price per share(1) .................    $8.08
                                                                          =====
----------
(1) Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Florida Taxes

Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. However, Florida imposes an intangible personal property tax on shares of the Florida Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Series Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Fund portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Fund that is allocable to Florida under applicable Florida law.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Municipal Series Trust and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1998, 1997, and 1996 are shown below. Also shown are the amounts of the sales charges that were retained by Seligman Advisors, as well as the amount of CDSC on Class A shares that Seligman Advisors retained.

                       Total Sales Charges Paid   Amount of Class A Sales   Amount of Class A CDSC
                            by Shareholders        Charges Retained by             Retained
Fiscal Year                on Class A Shares         Seligman Advisors       by Seligman Advisors
-----------                -----------------         -----------------       --------------------
1998
1997                            $76,147                    $9,343                     --
1996                             82,207                     9,355                     --

For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Advisors retained CDSC charges on Class D shares amounting to $_____, $0, and $138, respectively.

Compensation

Seligman Advisors received the following commissions and other compensation from the Fund during its fiscal year ended September 30, 1998:

              Net Underwriting   Compensation on
                Discounts and    Redemptions and    Brokerage        Other
                 Commissions       Repurchases     Commissions   Compensation(1)
                 -----------       -----------     -----------   ---------------

(1)

SSI is eligible to receive commissions from certain sales of Fund shares. For the Fund's fiscal years ended September 30, 1998, 1997, and 1996, SSI received commissions of $_____, $1,118, and $1,101, respectively.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" (as defined under "Purchase of Shares--Eligible Employee Benefit Plans") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class A shares was %. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1998, which was the last day of this period. The average number of Class A shares of the Fund was _______, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class A shares was ___%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total return for the Fund's Class A shares for the one-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class A shares for the five-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class A shares for the ten-year period ended September 30, 1998 was ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by the Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period, and the ten-year period of the Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class D

The annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class D shares was %.. The annualized yield was computed as for Class A shares by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1998 which was the last day of this period. The average number of Class D shares of the Fund was _______, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class D shares was ___%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class D shares for the period since inception through September 30, 1998 was ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and distributions by the Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSL, if applicable

The tables below illustrate the total returns on a $1,000 investment in the Fund's Class A and Class D shares for the ten years ended September 30, 1998 or from the Class's inception through September 30, 1998, assuming investment of all dividends and capital gain distributions.

                                                          Class A
                                                          -------
                          Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

                                                           Class D
                                                           -------
                          Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

----------
(1) For the ten-year period ended September 30, 1998 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset vale of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

Seligman waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

The Fund's total return and average annual total return quoted from time to time through December 27, 1990 does not reflect the deduction of the administration, shareholder services and distribution fees paid under the 12b-1 Plan. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements

The Annual Report to Shareholders of Seligman Municipal Series Trust for the fiscal year ended September 30, 1998 contains a schedule of the investments of the Fund as of September 30, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Auditors. ______________________, independent auditors, have been selected as auditors of the Fund. Their address is _____.

                                   Appendix A

Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very strong degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

       RISK FACTORS REGARDING INVESTMENTS IN FLORIDA MUNICIPAL SECURITIES

     The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

     Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

     Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). For fiscal year 1997-98, the estimated total funds available are reported to be $42 billion. The estimated General Revenue plus Working Capital and Budget Stabilization Fund appropriations at July 1997 are estimated at $17.114 billion with unencumbered reserves at the end of fiscal year 1997-98 estimated at $1.036 million. For fiscal year 1997-98, the estimated General Revenue plus Working Capital and Budget Stabilization Funds are projected to be $18.110 billion, a 9% increase over the estimated $16.6 billion available in fiscal year 1996-97. The Florida and U.S. unemployment rates for 1996 were 5.05% and 5.4%, respectively. Unemployment figures at the end of third quarter 1997 showed U.S. unemployment rates hitting a twenty-four year low of 4.7% with the average Florida unemployment rate for the year at 4.88%.

     In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

     Florida has historically experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries, although recent population growth has been modest by historical standards. Between 1960 and 1995, Florida's population grew by 9.2 million people, a 185% increase or more than 4 times the 46% growth rate in the U.S. population over the same period. However, after rising from 1992 to 1993 from 1.4% to 2.1% in 1993-94, population growth has leveled off, moving from an estimated 1.9% in 1994-95 to 1.85% in 1996-97; the general population is expected to grow at 1.8% in 1997-98. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.

     Despite increases in other sectors of its economy, Florida remains heavily dependent on tourism. Three years ago Florida tourism was negatively impacted by the effects of publicity regarding crime against tourists in the state, product maturity, higher prices and more aggressive marketing by competing vacation destinations. In 1994, slightly less than 40 million persons visited Florida on an annual basis. Since then tourism has been improving. In 1996-97, approximately 43 million visitors were recorded and the forecast for 1997-98 is
44.6 million visitors, an increase of 3.7%. Estimates for 1998-99 call for an additional 900,000 visitors annually, rising to 45.5 million. Despite such optimism, the tourism industry can be very volatile predicated on numerous uncontrolled factors such as good public relations, weather, access to reasonably priced transportation and disposable income.

     Housing starts from 1991 through 1996 averaged 111,279 units annually in the State of Florida. Results for 1995 showed 119,775 units constructed; in 1996, 122,380 units were built. Estimates show increasing numbers of units being constructed in the next two years. Housing starts are, however, reliant upon interest rates and disposable income, which can significantly impact demand in the event of an economic downturn. There has been a decline in Florida's dependence on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of 10% in 1973. In 1980, the share was roughly 7.5% and in 1997 the share had reportedly edged downward to nearly 2.5%. This trend is expected to continue as Florida's economy continues to diversify.

     The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

     The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                         SELIGMAN MUNICIPAL SERIES TRUST

                    Seligman North Carolina Municipal Series

                       Statement of Additional Information
                                February 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of the Seligman Municipal Funds, dated February 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

           Fund History ........................................    2
           Description of the Fund and Its Investments and Risks    2
           Management of the Fund ..............................    7
           Control Persons and Principal Holders of Securities .   12
           Investment Advisory and Other Services ..............   12
           Brokerage Allocation and Other Practices ............   16
           Shares of Beneficial Interest and Other Securities ..   17
           Purchase, Redemption, and Pricing of Shares .........   18
           Taxation of the Fund ................................   22
           Underwriters ........................................   24
           Calculation of Performance Data .....................   25
           Financial Statements ................................   28
           General Information .................................   28
           Appendix A ..........................................   30
           Appendix B ..........................................   33
           Appendix C ..........................................   34

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

             Description of the Fund and Its Investments and Risks

Classification

Seligman Municipal Series Trust is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, one of which is discussed in this SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series (North Carolina Fund)

Investment Strategies and Risks

The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this Statement.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940 (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund, with respect to 75% of its assets, will not purchase any revenue bonds if as a result of such purchase more than 5% of such Fund's assets would be invested in the revenue bonds of a single issuer.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

    1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

    2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In Unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Directors may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Directors. The Board of Directors would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1998 and 1997, were 20.37% and
13.04 %, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the North Carolina municipal market. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund
Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

      William C. Morris*         Trustee, Chairman of the        Chairman, J. & W. Seligman & Co. Incorporated, Chairman and Chief
             (60)                Board, Chief Executive          Executive Officer, the Seligman Group of investment companies;
                                 Officer and Chairman of the     Chairman, Seligman Advisors, Inc, Seligman Services, Inc., and
                                 Executive Committee             Carbo Ceramics Inc., ceramic proppants for oil and gas industry;
                                                                 Director, Seligman Data Corp., Kerr-McGee Corporation,
                                                                 diversified energy company; and Sarah Lawrence College; and a
                                                                 Member of the Board of Governors of the Investment Company
                                                                 Institute. Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.


        Brian T. Zino*           Trustee, President and Member   Director and President, J. & W. Seligman & Co. Incorporated;
             (46)                of the Executive Committee      President (with the exception of Seligman Quality Municipal Fund,
                                                                 Inc. and Seligman Select Municipal Fund, Inc.) and Director or
                                                                 Trustee, the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Director, Seligman Advisors, Inc., Seligman
                                                                 Services, Inc., and Seligman Henderson Co.


     Richard R. Schmaltz*        Trustee and Member of the       Director and Managing Director, Director of Investments, J. & W.
             (58)                Executive Committee             Seligman & Co. Incorporated; Director or Trustee, the Seligman
                                                                 Group of investment companies; Director, Seligman Henderson Co., and Trustee Emeritus of Colby College. Formerly, Director,
                                                                 Investment Research at Neuberger & Berman from May 1993 to
                                                                 September 1996.


        John R. Galvin           Trustee                         Dean, Fletcher School of Law and Diplomacy at Tufts University;
             (69)                                                Director or Trustee, the Seligman Group of investment companies;
       Tufts University                                          Chairman, American Council on Germany; a Governor of the Center
        Packard Avenue,                                          for Creative Leadership; Director; Raytheon Co., electronics;
       Medford, MA 02155                                         National Defense University; and the Institute for Defense
                                                                 Analysis. Formerly, Director, USLIFE Corporation; Ambassador,
                                                                 U.S. State Department for negotiations in Bosnia; Distinguished
                                                                 Policy Analyst at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United States
                                                                 Military Academy. From June, 1987 to June, 1992, he was the
                                                                 Supreme Allied Commander, Europe and the Commander-in-Chief,
                                                                 United States European Command.

       Alice S. Ilchman          Trustee                         Retired President, Sarah Lawrence College; Director or Trustee,
             (63)                                                the Seligman Group of investment companies; Director, the
      18 Highland Circle                                         Committee for Economic Development; and Chairman, The Rockefeller
     Bronxville, NY 10708                                        Foundation, charitable foundation. Formerly, Trustee, The Markle
                                                                 Foundation, philanthropic organization; and Director, NYNEX, telephone company; and International Research and Exchange Board, intellectual exchanges.


     Frank A. McPherson          Trustee                         Retired Chairman and Chief Executive Officer of Kerr-McGee
             (65)                                                Corporation; Director or Trustee, the Seligman Group of
    123 Robert S. Kerr Ave.                                      investment companies; Director, Kimberly-Clark Corporation,
   Oklahoma City, OK  73102                                      consumer products; Bank of Oklahoma Holding Company; Baptist
                                                                 Medical Center; Oklahoma Chapter of the Nature Conservancy;
                                                                 Oklahoma Medical Research Foundation; and National Boys and Girls
                                                                 Clubs of America; and Member of the Business Roundtable and
                                                                 National Petroleum Council. Formerly, Chairman, Oklahoma City
                                                                 Public Schools Foundation; and Director, Federal Reserve System's
                                                                 Kansas City Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.


         John E. Merow           Trustee                         Retired Chairman and Senior Partner, Sullivan & Cromwell, law
             (69)                                                firm; Director or Trustee, the Seligman Group of investment
       125 Broad Street,                                         companies; Director, Commonwealth Industries, Inc., manufacturers
      New York, NY 10004                                         of aluminum sheet products; the Foreign Policy Association;
                                                                 Municipal Art Society of New York; the U.S. Council for
                                                                 International Business; and The New York and Presbyterian
                                                                 Hospital; Chairman, American Australian Association; and The New
                                                                 York and Presbyterian Hospital Care Network, Inc.; Vice-Chairman,
                                                                 the U.S.-New Zealand Council; and Member of the American Law
                                                                 Institute and Council on Foreign Relations.


        Betsy S. Michel          Trustee                         Attorney; Director or Trustee, the Seligman Group of investment
             (56)                                                companies; Trustee, the Geraldine R. Dodge Foundation, charitable
         P.O. Box 449                                            foundation; and Chairman of the Board of Trustees of St. George's
      Gladstone, NJ 07934                                        School (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).


         James C. Pitney         Trustee                         Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director
             (72)                                                or Trustee, the Seligman Group of investment companies. Formerly,
  Park Avenue at Morris County,                                  Director, Public Service Enterprise Group, public utility
P.O. Box 1945, Morristown, NJ 07962

       James Q. Riordan          Trustee                         Director or Trustee, the Seligman Group of investment companies;
             (71)                                                Director, The Houston Exploration Company; The Brooklyn Museum,
       675 Third Avenue,                                         KeySpan Energy Corporation; and Public Broadcasting Service; and
          Suite 3004                                             Trustee, the Committee for Economic Development. Formerly,
      New York, NY 10017                                         Co-Chairman of the Policy Council of the Tax Foundation;
                                                                 Director, Tesoro Petroleum Companies, Inc. and Dow Jones & Co.,
                                                                 Inc.; Director and President, Bekaert Corporation; and
                                                                 Co-Chairman, Mobil Corporation.


       Robert L. Shafer          Trustee                         Retired Vice President, Pfizer Inc.; Director or Trustee, the
             (66)                                                Seligman Group of investment companies. Formerly, Director,
     235 East 42nd Street,                                       USLIFE Corporation.
      New York, NY 10017


       James N. Whitson          Trustee                         Director and Consultant, Sammons Enterprises, Inc.; Director or
             (63)                                                Trustee, the Seligman Group of investment companies; C-SPAN; and
      300 Crescent Court,                                        CommScope, Inc. manufacturer of coaxial cables. Formerly,
           Suite 700                                             Executive Vice President, Chief Operating Officer, Sammons
       Dallas, TX 75202                                          Enterprises, Inc.; and Director, Red Man Pipe and Supply Company,
                                                                 piping and other materials.


        Thomas G. Moles          Vice President and Senior       Director and Managing Director, J. & W. Seligman & Co.
              (56)               Portfolio Manager               Incorporated; Vice President and Senior Portfolio Manager, three other open-end investment companies in the Seligman Group;
                                                                 President and Senior Portfolio Manager, Seligman Quality
                                                                 Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.,
                                                                 closed-end investment companies; and Director, Seligman Advisors,
                                                                 Inc. and Seligman Services, Inc.


       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman & Co.
             (42)                                                Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.;
                                                                 Vice President, the Seligman Group of investment companies; and
                                                                 Seligman Services, Inc., and Treasurer, Seligman Henderson Co.


        Frank J. Nasta           Secretary                       Senior Vice President, Law and Regulation and Corporate
             (34)                                                Secretary, J. & W. Seligman & Co. Incorporated; Secretary, the
                                                                 Seligman Group of investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc., and Seligman
                                                                 Data Corp.

         Thomas G. Rose          Treasurer                       Treasurer, the Seligman Group of investment companies and
              (41)                                               Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Trustees and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits         from Funds and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Trustee and Chairman                  N/A                 N/A                         N/A
Brian T. Zino, Trustee and President                     N/A                 N/A                         N/A
Richard R. Schmaltz, Trustee                             N/A                 N/A                         N/A
John R. Galvin, Trustee                                $                     N/A                       $
Alice S. Ilchman, Trustee                                                    N/A
Frank A. McPherson, Trustee                                                  N/A
John E. Merow, Trustee                                                       N/A
Betsy S. Michel, Trustee                                                     N/A
James C. Pitney, Trustee                                                     N/A
James Q. Riordan, Trustee                                                    N/A
Robert L. Shafer, Trustee                                                    N/A
James N. Whitson, Trustee                                (d)                 N/A                         (d)

----------
(1) For the Fund's fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Trustees was increased by $1,000, which is allocated among all funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside trustees may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of September 30, 1998 was $_____. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $_____ and $_____, respectively, as of September 30, 1998.

Seligman Municipal Series Trust has applied for and received exemptive relief that would permit a trustee who has elected deferral of his or her fees to choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the trustee. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

Sales Charges

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of November 2, 1998, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of November 2, 1998, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246 owned of record 5.36% of the outstanding Class A shares of the Fund.

Management Ownership

At November 2, 1998, no Trustees or officers of the Fund owned any shares of any class of the Fund.

                     Investment Advisory and Other Services

Investment Adviser

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund paid Seligman management fees in the amount of $168,365, $176,659, and $187,874,respectively. Seligman, in its discretion, waived a portion of its fee from the Fund in 1996, which resulted in an annual fee rate of .45% of the Fund's average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Trustees at a meeting held on June 12, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under

"Management of the Fund" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Adviser

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

                                                                                   Regular Dealer
                                      Sales Charge         Sales Charge              Reallowance
                                       as a % of           as a % of Net              As a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $ 50,000                     4.75%                  4.99%                    4.25%
$50,000  -  $ 99,999                    4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000  and over(2)                  0                      0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Rule 12b-1 Plan

Seligman Municipal Series Trust has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund.

Under the 12b-1 Plan, the Fund reimburses Seligman Advisors for its actual expenses incurred with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Trustees. In the event that Seligman Advisors is not fully reimbursed for expenses or payments made to Service Organizations with respect to Class A shares in any fiscal year, such unreimbursed amounts cannot be carried over to be paid in any other fiscal year. The total amount paid to Seligman Advisors for the year ended September 30, 1998 in respect of the Fund's Class A shares pursuant to the 12b-1 Plan was $75,601, which was equal to an annual rate of 0.23% of the Fund's average daily net assets.

Under the 12b-1 Plan, the Fund reimburses Seligman Advisors for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares.

Proceeds from the Class D fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service on shareholder accounts) and will initially be used by Seligman Advisors to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The total amount paid for the year ended September 30, 1998 by the Fund's Class D shares pursuant to the 12b-1 Plan was 1% per annum of the average daily net assets of Class D shares, or $12,658. The amounts expended by Seligman Advisors in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from 12b-1 Plan payments retained. Expenses with respect to Class D shares in one fiscal year of the Fund may be paid from Class D 12b-1 Plan fees received from the Fund in any other fiscal year. For the fiscal year ended September 30, 1998 there were $_____ of unreimbursed expenses incurred under the 12b-1 Plan with respect to Class D shares. This amount is equal to ____% of the net assets of Class D at September 30, 1997.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred with respect to any other class, or any other Seligman mutual fund. Expenses attributable the Fund as a whole will be allocated to the Fund's Class A and Class D shares in accordance with a methodology approved by the Trustees. The Fund may participate in joint distribution activities with other Seligman mutual funds, and the expenses of such activities will be allocated among such funds in accordance with a methodology approved by the Trustees.

During the Fund's fiscal year ended September 30, 1998, the payments made by each Fund to Seligman Advisors under the 12b-1 Plan were spent on the following activities in the following amounts:

                                                                Class A           Class D
                                                                -------           -------
Advertising

Printing and Mailing of Prospectuses to other than Current Shareholders

Compensation to Service Organizations

Compensation to Sales Personnel

Interest, Carrying, or Other Finance Charges

Other

The 12b-1 Plan was approved on June 21, 1990 by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Trustees") and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

Seligman Services, Inc. (SSI), an affiliate of Seligman, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, SSI received distribution and service fees of $_____, $1,585, and $1,638, respectively, pursuant to the 12b-1 Plan.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, no brokerage commissions were paid by the Fund.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Funds than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage

During the Fund's fiscal year ended September 30, 1998 neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 1998, the Fund did not acquire securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

Seligman Municipal Series Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has two classes, designated Class A and Class D shares. Each share of the Fund's Class A and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. Seligman Municipal Series Trust has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the multiples plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

Seligman Municipal Series Trust has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:


Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Dean Witter Reynolds, Inc. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Fund's Systematic Withdrawal Plan to withdraw up to 10 of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

The securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class D shares are sold at NAV(1). Using each Class's NAV at September 30, 1998, the maximum offering price of the Fund's shares is as follows:

Class A

     Net asset value per share ....................................        $8.30
                                                                           -----

     Maximum sales charge (4.75% of offering price) ...............          .41
                                                                           -----

     Offering price to public .....................................        $8.71
                                                                           =====

Class D

     Net asset value and offering price per share(1)...............        $8.30
                                                                           =====
----------
(1) Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

North Carolina Taxes

In the opinion of __________., tax counsel to the North Carolina Fund, distributions from the North Carolina Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US government and agencies and possessions of the United States, so long as in both cases the North Carolina Fund provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The North Carolina Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Municipal Series Trust and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1998, 1997, and 1996 are shown below. Also shown are the amounts of the sales charges that were retained by Seligman Advisors, as well as the amount of CDSC on Class A shares that Seligman Advisors retained.

                             Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                                  by Shareholders         Charges Retained by              Retained
Fiscal Year                      on Class A Shares          Seligman Advisors        by Seligman Advisors
-----------                      -----------------          -----------------        --------------------
1998
1997                                  $ 51,778                  $ 6,321                        --
1996                                   104,210                   12,563                        --

For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Advisors retained CDSC charges on Class D shares amounting to $_____, $0, and $5, respectively.

Compensation

Seligman Advisors received the following commissions and other compensation from the Fund during its fiscal year ended September 30, 1998:

               Net Underwriting       Compensation on
                 Discounts and        Redemptions and          Brokerage              Other
                  Commissions           Repurchases           Commissions        Compensation(1)
                  -----------           -----------           -----------        ---------------


(1)

SSI is eligible to receive commissions from certain sales of Fund shares. For the Fund's fiscal years ended September 30, 1998, 1997, and 1996, SSI received commissions of $_____, $0, and $5, respectively.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" (as defined under "Purchase of Shares--Eligible Employee Benefit Plans") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class A shares was ___%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1998, which was the last day of this period. The average number of Class A shares of the Fund was __________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class A shares was ___%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total return for the Fund's Class A shares for the one-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class A shares for the five-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class A shares for the ten-year period ended September 30, 1998 was ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by the Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period, and the ten-year period of the Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class D

The annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class D shares was ___%.. The annualized yield was computed as for Class A shares by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1998 which was the last day of this period. The average number of Class D shares of the Fund was __________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for the Fund's Class D shares was ___%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one-year period ended September 30, 1998 was ___%. The average annual total return for the Fund's Class D shares for the period since inception through September 30, 1998 was ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and distributions by the Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSL, if applicable

The tables below illustrate the total returns on a $1,000 investment in the Fund's Class A and Class D shares for the ten years ended September 30, 1998 or from the Class's inception through September 30, 1998, assuming investment of all dividends and capital gain distributions.

                                               Class A

                    Value of          Value of                         Total Value
  Year              Initial         Capital Gain       Value of             Of              Total
 Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
 --------        -------------     -------------       ---------      -------------     ------------
9/30/89         $                 $                 $                $
9/30/90
9/30/91
9/30/92
9/30/93
9/30/94
9/30/95
9/30/96
9/30/97
9/30/98                                                                                            %

                                               Class D

                    Value of          Value of                         Total Value
  Year              Initial         Capital Gain       Value of             of              Total
 Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
 --------        -------------     -------------       ---------      -------------     ------------
9/30/94
9/30/95
9/30/96
9/30/97
9/30/98                                                                                            %

----------
(1) For the ten-year period ended September 30, 1998 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset vale of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

Seligman waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

The Fund's total return and average annual total return quoted from time to time through December 27, 1990 does not reflect the deduction of the administration, shareholder services and distribution fees paid under the 12b-1 Plan. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements

The Annual Report to Shareholders of Seligman Municipal Series Trust for the fiscal year ended September 30, 1998 contains a schedule of the investments of the Fund as of September 30, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 per centum of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Auditors. ________________, independent auditors, have been selected as auditors of the Fund. Their address is ____________________.

                                   Appendix A

Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

    RISK FACTORS REGARDING INVESTMENTS IN NORTH CAROLINA MUNICIPAL SECURITIES

     While North Carolina has been moving from an agricultural to a service and goods producing economy in recent years, agriculture remains a basic element in the economy of North Carolina, with tobacco production being the leading single source of agricultural income. Although there is diversity in the agricultural business in North Carolina, major legislative or regulatory measures affecting the production and marketing of tobacco or other negative factors affecting tobacco could adversely impact the agricultural sector of the North Carolina economy. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). Manufacturing, tourism and mining also remain important to the State's economy. North Carolina's manufacturing employment is among the largest in the Southeast, with textiles being the largest single source of manufacturing employment in North Carolina. However, certain portions of the North Carolina manufacturing sector, particularly the textile industry, have been hurt by foreign competition and textiles and apparel continue to experience declines. Tourist spending has become a larger factor in the North Carolina economy in recent years. While most sectors of the North Carolina economy, excluding textiles, have experienced growth in the last few years, the rate of future growth is expected to be slowed by a limited increase in available new labor. In fact, while continued economic growth for North Carolina is projected for 1998, the rate of that growth is forecast to slow statewide and in most regions of the State. A major reason for the expected slower growth is a reduction in retail sales growth together with slower residential construction.

     The North Carolina State Constitution requires that the total expenditures of the State for each fiscal period covered by the budget must not exceed the total receipts during the fiscal period and the surplus in the State Treasury at the beginning of the period. During the State's 1990-1991 fiscal year, North Carolina began facing a substantial budget shortfall resulting from the failure of revenues received by the State to meet projected levels. While the State was successful in dealing with the problem, pressure on State revenues will be an ongoing problem. Because of taxpayer litigation concerning the now repealed intangibles tax, North Carolina is facing having to pay a multi-million dollar tax refund of the intangibles tax for certain years. The State has set aside certain funds in anticipation of having to pay these refunds.

     General obligations of the State are currently rated "AAA" and "Aaa" by S&P and Moody's, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to any future budget problem. When the budget shortfall problem first developed, the State was cautioned by S&P and Moody's that a failure to respond adequately to the budget shortfall could result in a reevaluation of the ratings given to the State's general obligations and the State's response to any future budget problems will be important to the maintenance of its current ratings. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be relevant to obligations issued by such political subdivisions.

                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
-------- --------

          All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a) Form of Amended and Restated Declaration of Trust of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(b) Amended and Restated Bylaws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on January 29 1997.)

(c) Copy of Specimen of Stock Certificates for Class D Shares of each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on January 29, 1994.)

(d) Management Agreeement between the Registrant on behalf of the California High-Yield Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(1) Management Agreeement between the Registrant on behalf of the California Quality Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(2) Management Agreeement between the Registrant on behalf of the Florida Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(3) Management Agreeement between the Registrant on behalf of the North Carolina Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)       Copy  of  Distributing   Agreement  between  Registrant  and  Seligman
          Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(1)    Copy of Amended Sales Agreement between Dealers and Seligman Financial
          Services,    Inc.   (Incorporated   by   reference   to   Registrant's
          Post-Effective Amendment No. 25 filed on January 29, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(h)       Not Applicable.

(i) Opinions and Consents of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(j)       Consent of Independent Auditors.*

(j)(1)    Opinion and Consent of California Counsel.*

(j)(2)    Opinion and Consent of North Carolina Counsel.*

(k)       Not Applicable.

         -----------------

(l) Copy of Purchase Agreement for Initial Capital for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(m) Copy of amended Administration, Shareholder Services and Distribution Plans of each Series and form of Agreement of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(n) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(o) Copy of Multiclass Plan for Seligman Group of Funds pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

Other Exhibits:  Powers of Attorney.  (Incorporated by reference to Registrant's
         Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.   Persons Controlled by or Under Common Control With Registrant - None.
--------   ---------------------------------------------------------------------

Item 25.   Indemnification
--------   ---------------

           Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-Laws filed as
           Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 25 to the Registration Statement.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business  and  Other  Connections  of  Investment  Adviser  - J. & W.
--------   ----------------------------------------------------------
           Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman
           High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

           The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) on March 25, 1998.

         -----------------

Item 27.   Principal Underwriters
--------   ----------------------

                  (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

                        Seligman Capital Fund, Inc.
                        Seligman Cash Management Fund, Inc.
                        Seligman Common Stock Fund, Inc.
                        Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                        Seligman Growth Fund, Inc.
                        Seligman Henderson Global Fund Series, Inc.
                        Seligman High Income Fund Series
                        Seligman Income Fund, Inc.
                        Seligman Municipal Fund Series, Inc.
                        Seligman New Jersey Municipal Fund, Inc.
                        Seligman Pennsylvania Municipal Fund Series
                        Seligman Portfolios, Inc.
                        Seligman Value Fund Series, Inc.

                  (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21:


                                                    Seligman Advisors, Inc.
                                                    -----------------------
                                                     As of October 31, 1998
                                                     ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         BRIAN T. ZINO*                                Director                                    President and Trustee
         RONALD T. SCHROEDER*                          Director                                    Trustee
         FRED E. BROWN*                                Director                                    Trustee
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         ED LYNCH*                                     Senior Vice President, Director             None
                                                       of Marketing
         JAMES R. BESHER                               Senior Vice President,                      None
         14000 Margaux Lane                            Divisional Sales Director
         Town & Country, MO  63017
         GERALD I. CETRULO, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         JONATHAN G. EVANS                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Divisional Sales Director
         Cary, NC  27511

-------  -----------------------------

                                                    Seligman Advisors, Inc.
                                                    -----------------------
                                                     As of October 31, 1998
                                                     ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         BRADLEY W. LARSON                             Senior Vice President of Sales              None
         367 Bryan Drive
         Alamo, CA  94526
         RICHARD M. POTOCKI                            Senior Vice President, Regional Director,   None
         Seligman International UK Limited             Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA
         BRUCE M. TUCKEY                               Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President of Sales              None
         14 Woodside
         Rumson, NJ  07760
         J. BRERETON YOUNG*                            Senior Vice President,                      None
                                                       National Accounts Manager
         PETER J. CAMPAGNA                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102
         MATTHEW A. DIGAN*                             Vice President, Director of Mutual          None
                                                       Fund Marketing
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         ROBERT T. HAUSLER*                            Vice President, Global Funds                None
                                                       Marketing
         MARSHA E. JACOBY*                             Vice President, Offshore                    None
                                                       Business Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         MICHELLE L. MCCANN*                           Vice President, Director of Retirement      None
                                                       Plans
         SCOTT H. NOVAK*                               Vice President, Director of Insurance       None
                                                       Products
         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         TRACY A. SALOMON*                             Vice President, Retirement                  None
                                                       Marketing Manager
         MICHAEL R. SANDERS*                           Vice President, Product Manager             None
                                                       Managed Money Services
         HELEN SIMON*                                  Vice President, Sales                       None
                                                       Administration Manager
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES L. VON BREITENBACH, II*               Vice President, Director of                 None
                                                       Managed Money Services
         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None
         3707 5th Avenue #136                          Plans Manager
         San Diego, CA  92103





PART C.  OTHER INFORMATION (continued)
-------  -----------------------------

                                                    Seligman Advisors, Inc.
                                                    -----------------------
                                                     As of October 31, 1998
                                                     ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         DAVID L. GARDNER                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         JUDITH L. LYON                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         STEPHEN A. MIKEZ                              Regional Vice President                     None
         11786 E. Charter Oak
         Scottsdale, AZ  85259
         TIM O'CONNELL                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         THOMAS PARNELL                                Regional Vice President                     None
         5250 Greystone Drive  #107
         Inver Grove Heights, MN  55077
         DAVID K. PETZKE                               Regional Vice President                     None
         2714 Winding Trail Place
         Boulder, CO  80304
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003



-------  -----------------------------

                                                    Seligman Advisors, Inc.
                                                    -----------------------
                                                     As of October 31, 1998
                                                     ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President, Marketing         None
         SANDRA FLORIS*                                Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President,                   None
                                                       National Accounts Manager
         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

         (c)      Not Applicable.

Item 28.    Location of Accounts and Records
--------    --------------------------------

            Custodian:  Investors Fiduciary Trust Company
                        801 Pennsylvania
                        Kansas City, Missouri  64105 AND
                        Seligman Municipal Series Trust
                        100 Park Avenue
                        New York, New York  10017

Item 29.    Management Services - Not Applicable.
--------    -------------------

Item 30.    Undertakings -The Registrant  undertakes:  (1) if requested to do so
--------    ------------
            by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of November, 1998.

                                          SELIGMAN MUNICIPAL SERIES TRUST



                                          By:  /s/ William C. Morris
                                               ---------------------------------
                                                   William C. Morris, Chairman*


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities indicated on November 11, 1998.

        Signature                                  Title
        ---------                                  -----



/s/ William C. Morris                Chairman of the Trustees (Principal
----------------------                 executive officer) and Trustee
    William C. Morris*



/s/ Brian T. Zino                    President and Trustee
----------------------
Brian T. Zino



/s/ Thomas G. Rose                   Treasurer (Principal financial
-----------------------                and accounting officer)
Thomas G. Rose




John R. Galvin, Trustee        )
Alice S. Ilchman, Trustee      )
Frank A. McPherson, Trustee    )
John E. Merow, Trustee         )     /s/ Brian T. Zino
Betsy S. Michel, Trustee       )     ---------------------------------------
James C. Pitney, Trustee       )     *By: Brian T. Zino, Attorney-in-fact
James Q. Riordan, Trustee      )
Richard R. Schmaltz, Trustee   )
Robert L. Shafer, Trustee      )
James N. Whitson, Trustee      )